UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23480

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StepStone Private Markets

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(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (704) 215-4300

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Date of fiscal year end: March 31

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Date of reporting period: March 31, 2026

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Markets

Consolidated Financial Statements

For the Year Ended March 31, 2026

Annual Report

StepStone Private Markets

Table of Contents

For the Year Ended March 31, 2026

Management’s Discussion of Fund Performance (unaudited)	2 - 3
Report of Independent Registered Public Accounting Firm	4
Consolidated Schedule of Investments	5- 20
Consolidated Statement of Assets and Liabilities	21-22
Consolidated Statement of Operations	23
Consolidated Statements of Changes in Net Assets	24 - 25
Consolidated Statement of Cash Flows	26 - 27
Consolidated Financial Highlights	28 - 34
Notes to Consolidated Financial Statements	35 - 47
Trustees and Officers (unaudited)	48 - 49
Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)	50 - 52
Other Information (unaudited)	53
Privacy Notice (unaudited)	54 - 56

StepStone Private Markets

Management’s Discussion of Fund Performance (unaudited)

March 31, 2026

Introduction

StepStone Private Markets (“SPRIM” or the “Fund”) is a private market asset solution that seeks to generate long-term capital appreciation. The Fund launched in October 2020 and maintains a strategy of investing in private equity, real assets and private debt assets via co-investments, secondary investments and primary investments. SPRIM offers access to the major private market asset classes with exposure that varies across sectors, markets and investment partners with a focus on managing risk and targeting attractive risk-adjusted returns.

Designed specifically for individual investors and small institutions, SPRIM’s investor-centric structure emphasizes convenience, efficiency and transparency. As an evergreen fund, SPRIM raises capital daily while providing liquidity through quarterly repurchase offers, subject to approval by the Board of Trustees. There are no ongoing capital calls. Investors will receive dividend distributions, and tax reporting is provided via Form 1099.

Investment Activity, Performance1 and Benchmark

As of March 31, 2026, the Fund invested in 533 positions and reached total net assets of $5,828.9 million. We are pleased to report that SPRIM (Class I) generated a total return of 10.47% for the fiscal year ended March 31, 2026 (referred to as “fiscal year 2026”), compared to the MSCI World Index,2 SPRIM’s primary benchmark, which reported gains of 19.39% during the same period.

The Fund deploys capital in a diversified pool of secondaries, co-investments and primaries with investment managers believed to deliver above-average returns. Unrealized gains on investments total approximately $369.5 million for fiscal year 2026, and were the primary driver of the Fund's total return.

Contributions to the Fund's performance were led by exposure to assets with compelling valuation profiles and strong market positioning. There were no material detractors from the Fund's performance over the period.

Liquidity

We believe SPRIM has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in the upcoming year. As of March 31, 2026, SPRIM held $247.3 million of cash and had $300.0 million available to be drawn under its credit facility3.

Investment Approach

SPRIM seeks to offer investors access to a broadly diversified private market asset strategy focused on investments that vary across industry sectors and geographies, whereby the adviser utilizes a variety of investment partners to source investment opportunities for the Fund.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of March 31, 2026 and is not intended as a forecast or guarantee of future results.

Average Annual Total Returns as of March 31, 20261,4

	1 Year	5 Year	Since Inception
StepStone Private Markets, Class I	10.47%	12.92%	19.19%
StepStone Private Markets, Class D	10.19%	12.72%	18.96%
StepStone Private Markets, Class S	9.57%	12.24%	18.47%
StepStone Private Markets, Class R	N/A	N/A	0.62%
MSCI World Index[2]	19.39%	9.75%	13.31%

StepStone Private Markets

Management's Discussion of Fund Performance (unaudited) (continued)

March 31, 2026

Performance of a $1,000,000 Investment (as of March 31, 2026)

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund's other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain registered investment advisers and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan.

2 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The MSCI World Index is a total return index and SPRIM’s primary benchmark.

3 See Note 8 to the consolidated financial statements for further details on the credit facility.

4 The date of inception for Class I, D and S is October 1, 2020 and Class R is January 2, 2026.

Ernst & Young LLP	Tel: +1 212 773 3000
One Manhattan West	ey.com
New York, NY 10001-8604

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
StepStone Private Markets

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Markets (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodians, investment funds and portfolio company investees; when replies were not received from investment funds, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

May 30, 2026

A member firm of Ernst & Young Global Limited

StepStone Private Markets

Consolidated Schedule of Investments

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Co-Investments - Non-Controlled/Non-Affiliated - 20.9% of NAV					1,2,3,4
Europe - 2.7% of NAV
Athora Holding Ltd.	Private Equity	03/20/2026	$22,810,776	$22,758,044	*,⁺,9
BC Partners Defender Co-Investment L.P.	Private Equity	09/10/2021	3,569,447	6,349,570	*
Blackstone Infrastructure Hogan Co-Invest 2 (CYM) L.P.	Real Assets	08/30/2023	11,971,412	16,597,331	⁺
Blackstone Infrastructure Miro Co-Invest (CYM) L.P.	Real Assets	04/25/2022	9,971,174	14,377,784	*,⁺
CCP Hermes LP	Private Equity	11/01/2024	21,570,222	21,162,701	*,⁺
Cinven Pegasus Limited Partnership	Private Equity	10/02/2024	7,124,058	10,280,148	*
Enak Aggregator Limited Partnership	Private Equity	01/18/2022	2,875,802	4,583,291	*
Everest Co-Investment LP	Private Equity	03/19/2025	4,866,936	6,236,509	*
Kindred Capital Co-Invest I LP	Private Equity	04/26/2022	15,125,016	11,116,465	*
KKR Cretaceous Co-Invest L.P.	Real Assets	12/08/2022	14,300,000	20,703,813	*
Palace Co-Invest, SLP	Real Assets	08/07/2021	6,373,441	15,719,482	*
Triton C Investment A L.P.	Private Equity	03/29/2022	4,912,115	6,487,043	*
Total Europe			$125,470,399	$156,372,181
North America - 17.8% of NAV
ActiveProspect Five Elms, L.P.	Private Equity	12/30/2025	$27,915,333	$29,146,859	*,9
AMP-20 Sterling Limited Partnership	Private Equity	08/02/2023	5,049,153	3,301,631	*,⁺
Ares CARS Co-Invest, L.P.	Real Assets	05/26/2022	21,517,786	28,901,719	⁺
Ares Insurance Partners, L.P.	Private Equity	10/17/2024	18,470,960	20,295,025	*,⁺
Ares SH Partners LP	Real Assets	11/14/2025	8,309,575	9,279,087	⁺,9
Ascend SMG Co-Invest 1, L.P.	Private Equity	09/25/2023	2,562,567	3,953,825	*
Birch Grove CLO Ltd. ($17,158,750 principal amount, 07/17/2037, subordinated note)	Private Debt	10/15/2024	11,694,543	9,833,387	5,6
Birch Grove CLO 10 Ltd. ($18,500,000 principal amount, 1/22/2038, subordinated note)	Private Debt	11/26/2024	18,430,125	14,919,869	5,6
Birch Grove CLO 12 Ltd. ($18,500,000 principal amount, 4/22/2038, subordinated note)	Private Debt	01/02/2025	18,523,935	17,018,932	5,6
BPCP Speedstar Acquisition, LLC (1,900 common shares)	Private Equity	01/20/2021	1,367,940	2,054,256	*,5,8
Buckeye Co-Invest II, LP	Real Assets	07/26/2024	7,462,377	8,685,830
Carlyle US CLO 2025-2, Ltd. ($16,741,375 principal amount, 07/25/2038, subordinated note)	Private Debt	06/11/2025	14,641,829	13,109,834	5,6,9
Castlelake Consumer Receivables Opportunity III, L.P.	Private Debt	06/26/2024	8,281,079	14,774,202	*,⁺
Cendyn Group Holdings LLC (675 units)	Private Equity	10/05/2023	36,495,260	36,485,830	5
CIFC Funding 2024-V, Ltd. ($22,896,900 principal amount, 01/22/2038, subordinated note)	Private Debt	12/20/2024	19,456,623	17,243,440	5,6
CIFC Funding 2025-IX Investor, Ltd. ($23,772,822 principal amount, 01/21/2038, subordinated note)	Private Debt	01/21/2026	20,857,656	20,397,799	5,6,9
Cinven Discovery Limited Partnership	Private Equity	09/22/2022	2,400,645	6,000,043	*
Columbia Spectrum Partners VI-A, L.P.	Private Equity	09/10/2024	45,000,000	62,551,629	*
Columbia XIG Co-Invest L.P.	Private Equity	11/25/2025	1,507,750	1,522,338	*,⁺,9
Decisions, LLC (1,718,769 common units)	Private Equity	12/28/2020	2,700,000	6,453,000	*,5,10
ECP V (California Co-Invest), LP	Real Assets	08/19/2024	26,218,153	28,460,643	*,⁺
Elk 2 Coinvest I, L.P.	Private Equity	07/29/2024	45,191,832	51,063,368	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Co-Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
EQT X Co-Investment (F) SCSp	Private Equity	02/09/2024	$4,938,839	$4,711,394	*
FH Sunrise Co-Investment I, LP	Private Equity	05/01/2023	4,365,458	6,385,510	*
FTV – FA, L.P.	Private Equity	07/16/2025	7,487,590	7,462,509	⁺
HP Prestige Co-Invest Blocker Aggregator, LP	Private Equity	07/18/2025	11,148,418	11,144,882	*,9
HS Gamma-1 LLC	Private Equity	10/13/2025	800,000	3,057,089	*,⁺,9
HS Lotus LLC	Private Equity	09/25/2025	53,453,101	52,350,956	*,9
HS Ruby LLC	Private Equity	07/25/2024	511,182	70,897	*,⁺
HS Sky LLC	Private Equity	12/22/2025	51,478,898	60,321,296	*,9
Ilumed Parent LLC ($7,021,277 principal amount, 17.50%, 07/23/2027)	Private Equity	01/23/2026	7,021,277	7,021,273	5,8
Ilumed Parent LLC (3,825 preferred units)	Private Equity	08/19/2024	22,006,789	29,700,000	*,5,8
IPEX Co-Invest, L.P.	Private Equity	02/28/2024	5,006,667	4,244,380	*
Jefferies Credit Partners Direct Lending CLO 2025-2 Ltd. ($23,218,800 principal amount, 01/21/2038, subordinated note)	Private Debt	01/21/2026	21,477,390	22,194,147	5,6,9
JFL-Rand Co-Invest US Partners, L.P.	Private Equity	03/10/2023	3,501,204	18,894,828	*,⁺
JFL-Tiger Co-Invest Partners, L.P.	Private Equity	10/12/2023	4,171,578	8,959,783	*,⁺
KKR Apple Co-Invest L.P.	Real Assets	09/20/2021	5,173,770	8,290,512	*
KKR Gameday Co-Invest L.P.	Private Equity	08/22/2024	25,891,890	36,228,300	*
LJ Perimeter Co-Invest, L.P.	Private Equity	10/28/2022	4,834,380	4,826,244	*,⁺
LJ Shield Co-Invest, L.P.	Private Equity	07/11/2024	17,372,707	22,684,361	*,⁺
MDCP Co-Investors (Chicago-C), L.P.	Private Equity	10/28/2025	14,684,385	17,181,060	*,9
MH Fund II Co-Invest, LP	Real Assets	03/23/2021	3,866,967	7,141,306	8
Mosyle Corporation - Series B-2 (45,010 preferred shares)	Private Equity	04/21/2022	1,083,980	1,625,970	*,5
MPP KKC Holdings, LLC (3,000,000 common units)	Private Equity	11/10/2021	3,000,000	6,315,463	*,5,8
MTS Belmont Holdings, L.P.	Private Equity	06/03/2025	12,411,350	12,411,350	*,5
Novacap TMT VI Co-Investment (Cadenza), L.P.	Private Equity	08/22/2023	3,293,566	3,964,246	*
NXT Capital CLO 2026-2, Ltd., (Warehouse) ($2,518,989 principal amount, 03/09/2031)	Private Debt	03/11/2026	2,518,989	2,518,988	⁺,5,7,9
OSP Co-Invest II, LP - MB series	Private Equity	01/02/2024	10,010,000	22,041,145	*,8
Palms Co-Investment Partners, L.P.	Private Equity	06/03/2022	4,676,598	5,289,954	*
Peak Topco, Inc. (20,833 common shares)	Private Equity	08/23/2024	17,565,545	24,374,304	*,⁺,5
Pegasus Coinvestors, L.P.	Real Assets	10/05/2021	3,686,738	4,905,964	⁺,10
Peggy Aggregator, LLC	Real Assets	12/02/2025	30,150,649	32,750,657	*,8
POWWR Five Elms, L.P.	Private Equity	09/24/2025	22,097,229	28,604,869	*,12
Providence VIII Tetris Co-Investment-A L.P.	Private Equity	11/18/2022	3,972,179	6,935,131	⁺
RB Tentpole Co-Invest UB, LP	Private Equity	08/04/2025	5,693,181	5,542,651	*,9
Ridgewood Journey LLC	Real Estate	03/27/2026	27,966,456	27,961,477	*,10
RPIII FB Co-Invest LLC	Private Equity	03/02/2023	5,032,105	5,900,000	*,10
Sidewalk Infrastructure Partners, LLC (1,286,008 Series C preferred units)	Real Assets	03/16/2026	25,000,000	47,900,000	*,⁺,5,14
Starlight Co-Invest LP	Private Equity	10/30/2024	20,070,739	21,906,271	*
Stripes VI Rainier Co-Invest, LP	Private Equity	10/31/2024	25,094,189	24,979,397	*
THL Fund IX Investors (BV), L.P.	Private Equity	05/05/2021	2,489,602	4,973,276	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Co-Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
TPG VIII Merlin CI II, L.P	Private Equity	07/30/2021	$319,788	$2,371,536	⁺
WP Irving Co-Invest, L.P	Private Equity	04/11/2022	426,492	4,869,009
Total North America			$859,806,986	$1,036,464,931
Rest of the World - 0.4% of NAV
BGO Asia III Blossoms Co-Investment LP	Real Assets	10/10/2023	$10,323,378	$13,305,704	⁺,11
MC Accelerate Co-Invest Feeder LP	Private Equity	09/26/2025	10,065,799	10,000,000	*,9
Total Rest of the World			$20,389,177	$23,305,704
Total Non-Controlled/Non-Affiliated Co-Investments			$1,005,666,562	$1,216,142,816
Primary Investments - Non-Controlled/Non-Affiliated - 1.1% of NAV					1,2,3,4
Europe - 0.0% of NAV
Nyver Fund I Coöperatief U.A	Private Equity	09/30/2025	$1,147,590	$973,354	*,⁺,9
Total Europe			$1,147,590	$973,354
North America - 1.1% of NAV
Carlyle Santiago Aggregator, L.P.	Private Debt	08/23/2024	$30,708,461	$32,457,529
GC BSL CLO Fund, L.P.	Private Debt	10/20/2025	8,525,000	8,525,000	*,⁺,9
PennantPark Capital Liquidity Solutions, LP	Private Debt	08/04/2023	17,500,000	21,713,082	*,⁺
Total North America			$56,733,461	$62,695,611
Total Non-Controlled/Non-Affiliated Primary Investments			$57,881,051	$63,668,965
Secondary Investments - Non-Controlled/Non-Affiliated - 79.0% of NAV					1,2,3,4
Europe - 14.6% of NAV
Advent International GPE IX Limited Partnership	Private Equity	09/30/2024	$8,268,682	$8,087,611	*,⁺,9,11
Advent International GPE IX-A SCSp	Private Equity	09/30/2024	1,718,916	1,705,562	*,⁺
Advent International GPE IX-F Limited Partnership	Private Equity	12/31/2024	2,038,884	2,179,420	*,⁺,12
Advent International GPE VII-E Limited Partnership	Private Equity	12/31/2021	695,079	151,998	*,⁺,11
Advent International GPE VIII Limited Partnership	Private Equity	09/30/2024	976,571	840,903	*
Advent International GPE VIII-B Limited Partnership	Private Equity	12/31/2024	2,942,685	2,312,202	*,⁺,12
Advent International GPE VIII-B-3 Limited Partnership	Private Equity	12/31/2025	1,178,301	1,149,088	*,9
Advent International GPE VIII-C Limited Partnership	Private Equity	12/31/2025	1,064,982	1,140,586	*,9
Advent International GPE VIII-H Limited Partnership	Private Equity	12/31/2021	2,986,938	1,828,524	11
Advent International GPE X-A SCSp	Private Equity	09/30/2024	1,100,909	1,343,157	*,⁺
Advent International GPE X-C Limited Partnership	Private Equity	03/31/2026	2,543,918	2,751,646	*,⁺,9
Albea Co-Invest SCSp	Private Equity	03/31/2026	317,914	488,441	*,⁺,9
Altor Fund IV (No. 1) AB	Private Equity	12/30/2022	9,342,981	9,008,896	⁺
Altor Fund V (No. 1) AB	Private Equity	12/30/2022	18,751,322	24,792,806	⁺
Altor Fund V (No. 2) AB	Private Equity	06/30/2023	2,076,174	2,700,960	⁺
Ambienta Water Pumps, SCSp	Private Equity	12/06/2024	27,435,138	31,500,552	*,⁺
Apax IX USD L.P.	Private Equity	09/30/2024	2,363,905	1,778,133	⁺,11
Apax X USD L.P.	Private Equity	09/30/2024	3,198,120	3,405,391	⁺,11
ARDIAN Infrastructure Fund IV S.C.A., SICAR	Real Assets	10/04/2024	11,045,155	11,282,322	⁺
ARDIAN Infrastructure Fund V S.C.A., SICAR	Real Assets	10/04/2024	32,197,373	35,888,432	⁺,9
Astorg IQ-EQ Fund	Private Equity	12/31/2021	517,283	1,399,528	*,⁺
Astorg V Fund	Private Equity	01/11/2021	—	5,157	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
Europe (continued)
Bain Capital Europe Fund V, SCSp	Private Equity	03/31/2026	$1,666,733	$2,083,330	*,⁺,9
BE VI 'B' LP	Private Equity	09/30/2024	1,441,475	1,258,922	⁺
BID Equity Continuation Fund I SCSp	Private Equity	05/27/2025	9,795,241	10,482,912	*,⁺,9
Bridgepoint Europe V 'A3' LP	Private Equity	09/30/2024	555,881	750,837	*,⁺
Carlyle Europe Technology Partners III, L.P.	Private Equity	09/30/2024	691,873	243,516	*,⁺
Cevine Capital Management VI (No.1) Feeder Limited Partnership Incorporated	Private Equity	09/30/2024	428,947	372,694	*,⁺
CF24XB SCSp	Private Equity	04/16/2025	360,150	372,649	*,⁺,12
CVC Capital Partners VIII (A) L.P.	Private Equity	09/30/2024	5,468,170	6,876,491	⁺,11
DFI European Value-Add Fund II	Real Assets	07/12/2021	1,731,071	1,477,666	*,⁺,12
DIF Core Infrastructure Fund II SCSp	Real Assets	09/30/2024	10,806,926	12,444,404	⁺
DIF Infrastructure VI SCSp	Real Assets	09/30/2024	10,466,107	12,137,403
Digital Infrastructure Vehicle II SCSp	Real Assets	03/23/2026	7,382,005	9,055,991	*,⁺,9
Elysium Acquisition LP	Private Equity	12/09/2024	14,365,763	21,838,529	⁺
EMK Capital Partners II LP	Private Equity	12/31/2025	10,593,635	11,718,939	⁺,9
Epiris Fund II (B) L.P.	Private Equity	09/30/2025	9,432,719	12,568,117	*,⁺,9
EQT Infrastructure IV (No.2) EUR SCSp	Real Assets	09/29/2023	7,349,829	9,446,338	*,⁺,12
EQT Infrastructure IV (No.2) USD SCSp	Real Assets	10/10/2023	56,057,720	73,219,766	*,⁺,12
EQT Infrastructure V (No.1) EUR SCSp	Real Assets	07/12/2024	35,034,178	42,113,197	*,⁺
EQT VIII (No.2) SCSp	Private Equity	07/06/2022	4,940,842	2,281,786	⁺,11
EQT IX (No.2) EUR SCSp	Private Equity	07/06/2022	12,536,230	14,204,149	⁺,11
Equistone Partners Europe Fund IV	Private Equity	12/31/2020	231,365	65,404
Exponent Private Equity Partners III, LP	Private Equity	09/30/2025	6,529,127	6,607,705	*,⁺,9
F3 Presto HVD CV Fund AB	Private Equity	04/12/2024	5,222,281	6,077,508	*,⁺
Fifth Cinven Fund (No. 1) Limited Partnership	Private Equity	10/30/2020	807,009	1,096,742	12
Generali Lion River Fund XV SCSp	Private Equity	11/20/2025	152,487	152,080	*,⁺,9
Generali Lion River Secondary Fund I SCSp	Private Equity	11/20/2025	23,335,292	26,565,625	*,⁺,9
GIP Pegasus Fund, L.P.	Real Assets	08/20/2024	19,890,519	21,019,366
Growth Capital Partners Fund V LP	Private Equity	04/14/2022	7,568,609	6,162,343	⁺,12
Gyrus 1 LP	Private Equity	12/09/2024	7,153,578	8,317,225	*,⁺
Harbert European Real Estate Fund III, L.P.	Real Assets	07/12/2021	—	4,886	*,⁺,12
IK Small Cap II Fund No.1 SCSp	Private Equity	12/31/2024	240,310	296,225	*
Inflexion Buyout Fund V (No.1) Limited Partnership	Private Equity	01/07/2025	1,259,420	857,026	⁺
Inflexion Continuation Fund I (No. 1) Limited	Private Equity	05/20/2025	5,936,965	6,696,556	*,⁺,9
InfraRed Infrastructure V (1) LP	Real Assets	06/29/2022	5,086,346	6,293,127	*,⁺
InfraVia European Fund IV FPCI	Real Assets	10/02/2024	9,196,191	10,939,509	⁺
InfraVia European Fund V FPCI	Real Assets	10/02/2024	14,843,305	17,755,385	⁺
InfraVia European Fund V SCSp	Real Assets	12/31/2025	24,524,555	26,165,480	*,⁺,9
Kitty Hawk Capital Partners IV L.P.	Real Assets	07/12/2021	377,237	546,086	*,⁺,12
LQG JV Landmark Portfolio GmbH & Co. KG	Real Assets	07/12/2021	932,694	518,381	*,12
Macquarie European Infrastructure Fund 4 FPCI	Real Assets	04/25/2023	—	1,073,359	*,⁺
LEA Strategic Opportunities Fund I GmbH & Co.	Private Equity	02/05/2024	15,887,233	26,266,522	*,⁺

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
Europe (continued)
Macquarie European Infrastructure Fund 5 SCSp	Real Assets	04/25/2023	$17,308,713	$21,937,995	*,⁺
Macquarie European Infrastructure Fund 6 SCSp	Real Assets	10/01/2024	58,176,901	64,143,377	⁺,9
MCP Continuation Fund I Coöperatief U.A	Private Equity	06/04/2025	9,454,270	10,732,928	*,⁺,9
MI Continuation Fund A	Private Equity	02/23/2024	11,162,022	10,528,427	*,⁺
MML Dorchester SCSp	Private Equity	12/17/2025	8,133,690	10,224,617	*,⁺,9
NIC Battery Acquisition LP	Real Assets	10/16/2024	17,051,091	27,412,616	*,⁺
Nordea Private Equity II - European Middle Market Buyout K/S	Private Equity	09/30/2024	34,259	49,358	*,⁺,13
Nordic Capital IX Beta, L.P.	Private Equity	03/31/2026	1,789,013	2,019,627	*,⁺,9
Oakley Capital Guinness B2 SCSp	Private Equity	06/08/2023	7,427,494	11,817,384	*,⁺
PAI Europe VII-1	Private Equity	09/30/2024	3,021,205	3,614,841	*,⁺,11,9
Pan-European Infrastructure II, S.C.S.	Real Assets	10/03/2024	3,443,758	5,555,200	⁺
Pan-European Infrastructure III, SCSp	Real Assets	10/03/2024	10,417,331	12,221,757	⁺
Permira VI L.P.1	Private Equity	09/30/2024	4,389,712	3,104,809	⁺,11
Permira VII L.P.1	Private Equity	09/30/2024	13,630,440	15,061,705	*,⁺,11
PSC Accelerator II (A), LP	Private Equity	11/23/2023	5,387,876	8,701,196	*,⁺
Red Garden Invest (E) AB	Private Equity	03/31/2026	9,993,960	10,104,531	*,⁺,9
Seventh Cinven Fund (No.1) Limited Partnership	Private Equity	09/30/2024	3,994,999	4,708,961	⁺,11
Sixth Cinven Fund Limited Partnership	Private Equity	10/30/2020	2,293,156	3,097,829	*,⁺,12,9
Ufenau Continuation 3, SLP	Private Equity	04/14/2022	22,097,578	22,821,407	*,⁺
Verdane Capital IX (D) AB	Private Equity	03/31/2026	759,512	744,677	*,⁺,9
Verdane Capital X (D) AB	Private Equity	03/31/2026	3,204,816	3,763,723	*,⁺,9
Verdane Edda II (D) AB	Private Equity	09/30/2024	614,373	941,161	*,⁺
Verdane Freya XI (D2) AB	Private Equity	03/31/2026	2,095,717	2,872,104	*,⁺,9
Verdane Freya XII (D2) AB	Private Equity	03/31/2026	—	—	*,9
Verdane Idun I (D) AB	Private Equity	09/30/2024	1,006,757	743,021	*
VIP SIV I LP	Private Equity	05/06/2022	11,377,245	22,674,197	*,⁺
VVI I S.C.Sp.	Private Equity	02/27/2026	2,317,892	3,017,177	*,⁺,9
VVI SIV I S.C.Sp.	Private Equity	02/27/2026	1,160,862	1,465,726	*,⁺,9
WPEF VII Feeder 2 ILP	Private Equity	01/07/2025	2,155,729	3,369,842	*,⁺
WREP#2 Luxco S.à r.l.	Real Assets	07/12/2021	132,673	460,120	*,12
Total Europe			$717,074,292	$852,075,804
North America - 63.0% of NAV
ABRY Partners IX, L.P.	Private Equity	01/01/2025	$2,260,196	$2,403,282	⁺,12
Accel-KKR Capital Partners V, LP	Private Equity	03/31/2026	1,552,696	1,329,283	*,⁺,9
Accordion DC Holdings, LP	Private Equity	12/08/2022	5,262,461	7,970,435
AE Industrial Partners Fund II, LP	Private Equity	12/31/2024	1,837,285	2,822,382	*,⁺
AEA Investors Fund V LP	Private Equity	12/31/2021	1,226	127,745	*,⁺,11
AHP Fund I PV Feeder L.P.	Private Equity	12/28/2020	2,740,880	2,097,653	⁺
AHP Fund II PV Feeder L.P.	Private Equity	12/28/2020	9,429,068	10,987,047	⁺
AKKR Isosceles CV LP	Private Equity	06/26/2025	8,669,685	8,821,078	*,⁺,9
AKKR Strategic Capital LP	Private Equity	10/24/2024	15,310,846	20,691,524	*,⁺
Album Ventures MSL-C, LP	Private Equity	04/21/2022	3,927,756	5,867,485	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Amaranth DC Holdings, LP	Private Equity	02/23/2024	$29,030,847	$36,158,818
American Industrial Partners Capital Fund V, L.P.	Private Equity	03/31/2026	266,022	257,172	*,⁺,9
American Industrial Partners Capital Fund VI, L.P.	Private Equity	03/31/2026	1,271,936	1,091,706	*,⁺,9
Ampersand CF Limited Partnership	Private Equity	11/13/2020	798,017	1,622,808	*
Apollo Investment Fund IX, L.P.	Private Equity	10/01/2024	15,373,702	14,633,584	⁺,11
Apollo Natural Resources Partners II, L.P.	Real Assets	04/01/2021	369,316	451,579	⁺,11
Apollo Overseas Partners (Delaware 892) VIII, L.P.	Private Equity	04/01/2021	1,410,712	949,480	⁺,11
Apollo Overseas Partners (Lux) IX, SCSp	Private Equity	10/01/2024	1,830,572	1,485,183	⁺
Apollo Overseas Partners IX, L.P.	Private Equity	01/01/2022	2,295,595	2,709,855	⁺,11
Aquiline Financial Services Continuation Fund L.P.	Private Equity	05/30/2024	17,348,854	22,022,669	⁺
Aquiline Financial Services Fund IV L.P.	Private Equity	10/01/2025	4,333,722	5,693,169	⁺,9
Aquiline Financial Services Fund V L.P.	Private Equity	05/22/2024	767,404	847,994	*,⁺
Arbor Investments V-A, L.P.	Private Equity	03/31/2026	1,513,715	1,733,573	*,⁺,9
ArcLight Infrastructure Partners Feeder-B, L.P.	Private Equity	10/16/2025	8,904,188	10,341,239	⁺,9
Ares Pathfinder Fund (Offshore), L.P.	Private Debt	04/01/2023	32,708,008	30,621,105	⁺
Audax Private Equity Beacon CF, L.P.	Private Equity	08/08/2025	1,554,388	1,628,719	*,⁺,11
Audax Private Equity Fund IV CF, L.P.	Private Equity	12/24/2020	4,891,365	3,796,622	⁺
Audax Private Equity Fund V-B, L.P.	Private Equity	06/28/2024	11,331,823	6,956,101	⁺,11
Audax Private Equity Fund VI-A, L.P.	Private Equity	06/28/2024	35,225,210	33,748,139	11
Audax Private Equity Fund VI-B, L.P.	Private Equity	12/31/2025	1,234,047	1,411,945	*,9
Audax Private Equity Solutions Fund, L.P.	Private Equity	06/28/2024	3,117,319	3,332,884	⁺
Azimuth Energy Partners III LP	Private Equity	09/30/2024	207,399	211,919	*,13
Bain Capital Beacon Holdings, L.P.	Private Equity	03/24/2025	13,365,364	15,828,534	*,⁺
Bain Capital Fund XI, L.P.	Private Equity	03/31/2026	405,521	406,351	*,⁺,9
Bain Capital Fund XII, L.P.	Private Equity	03/31/2026	892,234	1,629,614	*,⁺,9
Bain Capital Fund XIII, L.P.	Private Equity	03/31/2026	2,360,881	3,031,797	*,⁺,9
Bay Ridge Journey, LLC	Real Assets	07/31/2025	17,754,917	19,032,957	⁺,10
Berkshire Fund VIII, L.P.	Private Equity	09/04/2021	2,182,747	305,035	*,⁺,8
Berkshire Fund IX Coinvestment Fund, L.P.	Private Equity	06/28/2024	14,054,141	19,636,520	*,⁺,12
Berkshire Fund IX, L.P.	Private Equity	09/04/2021	3,000,109	3,469,398	⁺,8
Berkshire Fund IX-A, L.P.	Private Equity	01/02/2026	1,631,387	1,702,157	*,⁺,9
Berkshire Fund X, L.P.	Private Equity	09/04/2021	10,751,918	12,408,710	⁺,8
Blackstone Capital Partners VI L.P.	Private Equity	01/01/2021	434,504	330,137	⁺,11
Blue Owl GP Stakes IV Offshore Investors LP	Private Equity	01/02/2026	4,835,676	6,257,019	*,⁺,9
Blue Owl Opportunistic Lending Fund (Offshore) LP	Private Debt	10/01/2025	10,833,837	12,990,598	⁺,9
Blue Point Capital Partners III, L.P.	Private Equity	06/30/2022	1,875,012	1,383,582	*,⁺,12
Blue Point Capital Partners IV, L.P.	Private Equity	06/30/2022	9,079,682	7,964,335	*,⁺,12
Blue Point Capital Partners V (A), L.P.	Private Equity	06/30/2022	3,639,321	3,217,058	*,⁺
Blue Road Capital PV II, L.P.	Real Assets	08/27/2024	20,018,878	25,641,625	*,⁺
Brookfield Capital Partners IV (ER) L.P.	Private Equity	09/30/2024	749,544	780,786	⁺
Brookfield Infrastructure Fund IV (ER) SCSp	Real Assets	01/30/2024	3,450,564	3,909,462	⁺,11
BV RN Continuation Fund, L.P.	Private Equity	10/10/2023	3,645,900	8,050,043	*,⁺

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Catterton Partners VII, L.P.	Private Equity	12/31/2021	$5,260,059	$2,258,953	*,⁺
CD&R Value Building Partners I, L.P.	Private Equity	12/17/2021	8,175,738	12,157,503
Centerbridge Falcon Acquisition Fund, L.P.	Private Equity	08/21/2025	13,984,444	18,656,976	*,⁺
Centre Lane Partners V, L.P.	Private Equity	01/02/2026	3,387,359	3,311,503	*,⁺,9
Charlesbank Equity Fund IX, Limited Partnership	Private Equity	06/28/2024	31,816,612	29,504,161	⁺,12
Charlesbank Equity Fund X, Limited Partnership	Private Equity	06/28/2024	23,797,706	26,919,440	⁺,12
Charlesbank Equity Overage Fund X, Limited Partnership	Private Equity	06/28/2024	3,441,656	2,756,458	⁺,12
Chicago Pacific Founders Fund, L.P.	Private Equity	06/28/2024	3,544,206	3,114,999	*,⁺,12
Chicago Pacific Founders Fund II-A, L.P.	Private Equity	06/28/2024	3,065,116	4,447,268	*,⁺
CIVC Partners Fund VI, L.P.	Private Equity	12/31/2025	4,641,694	5,352,438	*,⁺,8
CIVC Partners Fund VI-A, L.P.	Private Equity	12/31/2025	535,116	603,186	*,⁺,9
Clayton, Dubilier & Rice Fund IX, L.P.	Private Equity	03/31/2026	799,220	1,029,976	*,⁺,9
Clayton, Dubilier & Rice Fund X, L.P.	Private Equity	12/31/2021	7,406,511	6,615,652	⁺,9,11,12
Clearlake Capital Partners VI (Offshore), L.P.	Private Equity	09/29/2022	14,467,510	14,406,633	⁺
Clearlake Capital Partners VI, L.P.	Private Equity	12/30/2022	7,539,853	7,832,249	⁺
Consonance Concord CF PV, L.P.	Private Equity	11/19/2025	34,733,495	52,087,578	*,⁺,9
Cortec Group Fund VII, L.P.	Private Equity	12/31/2024	2,475,693	2,985,811	⁺,12
Cortland Growth and Income, L.P.	Real Assets	04/01/2022	27,723,376	16,909,151	15
Court Square Capital Partners (Offshore) III, L.P.	Private Equity	03/07/2024	11,651,290	11,781,170	⁺
Court Square Capital Partners III, L.P.	Private Equity	03/07/2024	13,734,673	13,906,344	⁺,11
Court Square Capital Partners V, L.P.	Private Equity	03/07/2024	1,499,694	914,251	⁺
DC Front Range Holdings I, LP	Real Assets	10/03/2025	6,325,271	8,378,307	*,9
DC Trident Holdings I, LP	Real Assets	10/03/2025	7,944,476	8,770,615	*,9
DigitalBridge Partners, LP	Real Assets	10/03/2025	10,713,536	10,788,984	*,⁺,12
DigitalBridge Valhalla Partners I-B, L.P.	Real Assets	10/03/2025	8,632,400	9,849,615	*,9
Dunes Point Capital Fund III-A, L.P.	Private Equity	10/12/2023	28,876,438	33,774,400	*,⁺
Encore Consumer Capital Fund III, LP	Private Equity	06/30/2022	9,931,442	18,848,839	⁺,11
Encore Consumer Capital Fund (PV) IV, LP	Private Equity	06/30/2022	3,673,452	3,648,008	*,⁺
Encore Consumer Capital Lion CF, LP	Private Equity	12/09/2025	6,813,789	6,739,495	*,⁺,11
ERA Blade Continuation Fund Parallel LP	Real Assets	08/11/2025	22,925,783	22,009,468	⁺,9
Excellere Capital Fund II, L.P.	Private Equity	04/01/2021	6,015,778	4,002,585	*,⁺,9
Excellere Capital Fund III, L.P.	Private Equity	09/30/2025	10,653,355	10,565,533	*,⁺,9
FFL Parallel Fund IV, L.P.	Private Equity	01/01/2021	437,596	402,637	⁺,11
FS Equity Partners VIII, L.P.	Private Equity	12/31/2025	13,784,050	15,145,406	*,⁺,12
FS Equity Partners IX, L.P.	Private Equity	12/31/2025	2,698,803	2,490,053	*,⁺,9
FineLine CV LP	Private Equity	11/18/2024	13,182,063	16,290,468	*,⁺
First-Party Time VI LLC	Private Equity	07/02/2024	3,537,030	5,169,084	*
Francisco Partners V, L.P.	Private Equity	10/01/2024	10,052,256	10,415,381	⁺,11
Francisco Partners VI, L.P.	Private Equity	10/01/2024	4,036,032	4,675,354	*,⁺,11
Franklin BSP Capital Corporation (2,276,656 common shares)	Private Debt	03/31/2022	31,000,000	30,916,990	16
Frontier Continuation Fund V, L.P.	Private Equity	11/20/2025	27,220,446	30,292,508	*,⁺,9
Fulcrum Capital Partners V, LP	Private Equity	12/31/2021	1,830,253	1,566,789	⁺

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
North America (continued)
GA Continuity Fund II, L.P.	Private Equity	03/14/2025	$14,477,208	$18,070,784	⁺
Genstar Capital Partners IX, L.P.	Private Equity	09/30/2024	5,718,051	6,313,268	⁺,11,12
Genstar Capital Partners X, L.P.	Private Equity	09/30/2024	2,870,300	3,315,217	⁺,11
Genstar IX Opportunities Fund I, L.P.	Private Equity	09/30/2024	1,008,735	969,598	*,⁺,11
Genstar X Opportunities Fund I, L.P.	Private Equity	09/30/2024	707,504	972,055	*,⁺,11
Global Infrastructure Partners II-C, L.P.	Real Assets	06/30/2021	8,041,450	1,486,078	⁺
Global Infrastructure Partners III-B Feeder Fund, L.P.	Real Assets	03/31/2026	1,650,847	2,120,483	*,⁺,9
Global Infrastructure Partners IV-C, L.P.	Real Assets	06/30/2025	65,556,237	69,282,581	⁺,9
Golden Gate Capital Fund VII-A, L.P.	Private Equity	12/31/2025	1,416,824	896,218	⁺,9
Golden Gate Capital Opportunity Fund-A, L.P.	Private Equity	12/31/2025	7,831,181	10,928,477	*,⁺,9
Gores Capital Partners III, L.P.	Private Equity	01/01/2021	2,701	73,421	*,⁺,11
GrandBanks Capital Venture Fund II LP	Private Equity	09/30/2025	2,240,085	2,700,666	*,⁺,9
Great Hill Equity Partners VI, L.P.	Private Equity	12/31/2025	3,511,927	4,295,242	⁺,9,12
Great Hill Equity Partners VI-A, L.P.	Private Equity	12/31/2025	—	99	*,9,12
Great Hill Equity Partners VII, L.P.	Private Equity	12/31/2025	3,562,438	3,861,389	*,⁺,9,12
Great Hill Equity Partners VII-A, L.P.	Private Equity	12/31/2025	528,618	570,979	*,9,12
Great Hill Equity Partners VIII, L.P.	Private Equity	12/31/2025	7,493,821	7,886,345	*,⁺,9
Green Equity Investors CF III-B, L.P.	Private Equity	12/21/2023	862,065	585,144	*,⁺,11
Green Equity Investors CF IV-B, L.P.	Private Equity	04/17/2025	247,211	242,968	*,⁺
Green Equity Investors CF IV-C, L.P.	Private Equity	04/15/2025	3,386,171	3,558,992	*,⁺,9
Green Equity Investors IX, L.P.	Private Equity	06/30/2022	4,627,767	5,477,194	*,⁺
Green Equity Investors Offshore Fund VII, L.P.	Private Equity	09/30/2022	4,695,926	2,851,986	*,⁺
Green Equity Investors Offshore Fund VIII, L.P.	Private Equity	09/30/2022	2,696,877	3,857,509	*,⁺
Green Equity Investors Side CF III-B, L.P.	Private Equity	12/21/2023	4,598,073	3,140,066	*,⁺
Green Equity Investors Side VII, L.P.	Private Equity	06/30/2023	33,571,736	25,472,655	*,⁺
Green Equity Investors VII, L.P.	Private Equity	06/30/2022	9,097,472	5,315,529	*,⁺,11
Green Equity Investors VIII, L.P.	Private Equity	06/30/2022	3,070,714	4,482,754	*,⁺,11
Gridiron Capital Fund II, L.P.	Private Equity	04/01/2021	538,422	7,332	*,⁺,12
Gryphon Partners IV, L.P.	Private Equity	12/31/2021	1,292,533	1,382,165	*,⁺
GTCR Fund XII LP	Private Equity	12/31/2024	3,648,153	3,509,757	⁺,12
GTCR Oak Fund LP	Private Equity	12/16/2025	23,141,939	25,688,226	*,⁺,9,12
H.I.G. Advantage Buyout Fund, L.P.	Private Equity	01/02/2026	8,108,244	8,326,302	⁺,12
H.I.G. Advantage Buyout Fund II, L.P.	Private Equity	01/02/2026	2,665,304	3,112,137	⁺,12
H.I.G. Middle Market LBO Fund III, L.P.	Private Equity	01/02/2026	10,631,311	11,493,007	*,⁺,12
H.I.G. Middle Market LBO Fund IV, L.P.	Private Equity	01/02/2026	7,187,696	7,806,196	*,⁺,12
H.I.G. Realty Credit SRE Non-REIT Feeder Fund, L.P.	Real Assets	10/01/2021	6,213,510	3,783,062	⁺
H.I.G. Small-Cap & Growth Buyout Fund IV, L.P.	Private Equity	12/31/2025	193,073	152,960	*,⁺,9
Halifax Capital Partners IV, L.P.	Private Equity	06/30/2023	11,533,142	16,556,743	*,⁺,11
Halifax Capital Partners V, L.P.	Private Equity	06/30/2023	324,958	540,815	*,⁺
Harvest Partners VI, L.P.	Private Equity	03/31/2021	1,667,265	240,505	*,⁺,10
Harvest Partners VII (Parallel), L.P.	Private Equity	11/01/2022	9,154,028	8,372,476	⁺
Harvest Partners VII, L.P.	Private Equity	11/01/2022	17,399,433	15,851,053	⁺

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Harvest Partners IX (Parallel), L.P.	Private Equity	11/01/2022	$6,232,662	$6,502,301	⁺
Hellman & Friedman Capital Partners VIII, L.P.	Private Equity	09/30/2024	4,567,650	4,083,359	⁺,11,12,9
Hellman & Friedman Capital Partners IX, L.P.	Private Equity	06/30/2022	18,698,765	23,921,151	⁺,11,12
Hellman & Friedman Capital Partners X, L.P.	Private Equity	09/30/2024	5,424,718	6,337,090	⁺,11
Hellman & Friedman Capital Partners X (Parallel), L.P.	Private Equity	03/31/2026	2,049,360	2,624,064
Hellman & Friedman Capital Partners XI (Parallel), L.P.	Private Equity	03/31/2026	—	—	*,⁺,9
Heritage Healthcare Innovation Fund II, LP	Private Equity	10/17/2024	12,732,443	13,594,390	*
Heritage Healthcare Innovation Fund IV, LP	Private Equity	10/17/2024	1,113,331	973,661	⁺
HPH II International FF, LP	Private Equity	07/12/2021	4,591,520	5,498,282	*,⁺
HPH III Investments Parallel Fund, LP	Private Equity	07/16/2024	15,456,253	19,333,385	⁺
HS Mohawk Fund I LP	Private Equity	03/28/2024	11,288,484	19,050,131	⁺
Imaginary I Opportunity, L.P.	Private Equity	04/21/2022	3,000,000	1,647,355	*
Insight Partners Continuation Fund II, L.P.	Private Equity	03/31/2023	37,554,460	49,418,166	*,⁺
Insight Partners Continuation Fund III, L.P.	Private Equity	10/08/2024	16,932,077	21,735,739	⁺
InstarAGF Essential Infrastructure Fund II (LUX-USD), SCSp	Real Assets	07/01/2025	12,356,044	15,471,724	⁺,12
Integrity Growth Partners Fund II, L.P.	Private Equity	07/31/2024	1,779,624	2,252,426	⁺
Jade Equity Investors II, L.P.	Private Equity	07/10/2025	1,952,755	2,228,781	*,⁺,8
Jade Equity Investors Offshore Fund, L.P.	Private Equity	09/30/2022	1,435,051	1,677,428	*,⁺
JFL Equity Investors VI, L.P.	Private Equity	07/31/2024	18,772,556	26,641,933	*,⁺
JFL-NG Continuation Fund, L.P.	Private Equity	10/27/2021	2,412,062	4,933,585	*,⁺
K1 Special Opportunities Fund, L.P.	Private Equity	03/31/2026	4,644,542	5,808,105	*,⁺,9
Kelso Breathe Investor (DE), L.P.	Private Equity	02/11/2021	3,482,939	6,762,181	⁺
KIA Teton, L.P.	Private Equity	01/20/2026	23,035,748	39,080,075	*,⁺,9
Kinderhook Capital Waste CV, L.P.	Private Equity	10/21/2025	13,952,221	15,187,258	*,⁺,9
KKR Global Infrastructure Investors III EEA (EUR) SCSp	Real Assets	04/01/2024	14,799,438	14,300,961	⁺,11
KKR Global Infrastructure Investors IV (EUR) SCSp	Real Assets	10/01/2024	22,529,944	26,683,215	⁺
KKR Global Infrastructure Investors IV (USD) SCSp	Real Assets	07/01/2024	44,576,695	53,644,098	⁺
KKR Health Care Strategic Growth Fund L.P.	Private Equity	10/01/2025	3,607,223	3,710,541	⁺,9
KPS Special Situations Fund IV, LP	Private Equity	09/30/2025	259,516	856,031	⁺,11
KPS Special Situations Fund V, LP	Private Equity	09/30/2025	627,277	1,662,955	⁺,11
KPS Special Situations Fund V (A), LP	Private Equity	09/30/2025	2,452,902	2,936,815	⁺,9
KPS Special Situations Fund VI, LP	Private Equity	09/30/2025	61,452	165,753	*,⁺,11
KPS Special Situations Fund VI (A), LP	Private Equity	09/30/2025	347,111	404,713	*,⁺,9
KPS Special Situations Mid-Cap Fund, LP	Private Equity	09/30/2025	327,897	1,223,628	⁺,11
KPS Special Situations Mid-Cap Fund II, LP	Private Equity	09/30/2025	222,900	219,522	*,⁺,11
L Catterton VIII Offshore, L.P.	Private Equity	12/31/2021	1,085,002	939,802	*,⁺
Linden Capital Partners IV-A LP	Private Equity	09/30/2025	2,742,131	2,972,494	⁺,9
LLR Equity Partners III, L.P.	Private Equity	04/02/2021	301,587	4,212	*,⁺,12
LSCP BTX CV-B LP	Private Equity	03/27/2026	4,570,280	4,500,000	*,⁺,9
Madison Dearborn Capital Partners VIII-C, L.P.	Private Equity	03/12/2021	764,227	784,701	⁺
MAF Investments IV LLC	Private Debt	08/01/2024	9,942,829	10,595,784
Marlin Equity Partners IV, L.P.	Private Equity	12/29/2023	2,997,167	1,523,053	*,⁺

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Marlin Heritage, L.P.	Private Equity	12/31/2025	$1,154,379	$1,089,847	*,⁺,9
Marlin Heritage II, L.P.	Private Equity	12/31/2025	2,596,623	2,292,947	*,12
Marlin Heritage II-A, L.P	Private Equity	12/31/2025	652,902	572,907	*,9
Maroon Investors, LP	Private Equity	07/13/2023	4,108,640	5,708,598	*,⁺
Mason Wells Buyout Fund IV, LP	Private Equity	03/31/2026	928,996	982,990	*,⁺,9
MetLife Investment Private Equity Partners II (Feeder), LP	Private Equity	06/28/2024	67,296,714	82,321,198	⁺
MiddleGround Partners II, L.P.	Private Equity	12/31/2025	7,770,518	7,620,947	*,⁺,9
MLC Private Equity Partners Feeder, L.P.	Private Equity	03/25/2024	206,895,392	276,397,889	⁺
Monogram Capital Partners I, L.P.	Private Equity	09/30/2025	3,732,972	3,067,223	*,⁺,8
Monogram Capital Partners II, L.P.	Private Equity	09/30/2025	2,635,587	2,251,655	*,⁺,9,8
Monogram Capital Partners III PV, L.P.	Private Equity	09/30/2025	9,674,043	9,021,298	*,⁺,9
Nautic Partners IX, L.P.	Private Equity	12/31/2025	5,676,639	7,185,259	⁺,12
Nautic Partners X, L.P.	Private Equity	12/31/2025	18,934,558	22,663,624	*,⁺,12
Nautic Partners XI, L.P.	Private Equity	12/31/2025	3,769,741	4,368,266	*,⁺,12
North Haven Infrastructure Partners III SCSp	Real Assets	03/31/2026	21,562,298	23,186,259	*,⁺,9
Novacap Financial Services I, L.P.	Private Equity	09/30/2024	226,545	152,009	⁺,13
Novacap II, Limited Partnership	Private Equity	09/30/2024	75,537	94,055	*,⁺,13
Novacap Industries III, L.P.	Private Equity	09/30/2024	70,953	164,796	⁺,13
Novacap Industries IV, L.P.	Private Equity	09/30/2024	33,618	16,550	⁺,13
Novacap Industries V, L.P.	Private Equity	09/30/2024	338,093	437,891	*,⁺,13
Novacap International Industries V, L.P.	Private Equity	03/31/2026	2,242,475	2,653,182	*,⁺,9
Novacap Technologies III, L.P.	Private Equity	09/30/2024	—	—	*,13
Oak Hill Capital Partners V (Offshore 892), L.P.	Private Equity	01/29/2021	2,091,441	2,976,082	*,⁺
Oak Hill Capital Partners V (Offshore), L.P.	Private Equity	07/06/2023	25,395,737	33,425,903	*,⁺
Oak Hill Capital Partners VI (TE 892), L.P.	Private Equity	07/06/2023	8,626,213	10,545,315	*,⁺
Oak Hill Digital Opportunities Partners (TE 892), L.P.	Real Assets	07/19/2024	36,740,159	46,321,634	*,⁺
OceanSound Partners Fund, LP	Private Equity	02/28/2022	8,626,903	13,386,472	*,⁺,12
OCP North Fund Offshore LP	Private Equity	09/30/2025	37,500,000	46,812,738	*,9
Odyssey Investment Partners Fund IV, LP	Private Equity	04/01/2021	4,114	—	*,⁺
Odyssey Investment Partners Fund V, LP	Private Equity	12/31/2025	830,114	993,776	*,⁺,9
Odyssey Investment Partners Fund VI, LP	Private Equity	12/31/2025	17,092,519	21,433,433	*,⁺,12
Odyssey Investment Partners Fund VI-A, LP	Private Equity	12/31/2025	564,845	724,410	*,⁺,12
OHCP V GA COI, L.P.	Private Equity	12/16/2020	2,473,362	4,574,471	*
Olympus Growth Fund VII, L.P.	Private Equity	07/31/2024	33,652,303	36,669,206	⁺,11
Onex Partners Leaf CV LP	Private Equity	03/26/2026	11,946,516	14,809,851	*,⁺,9
Paddington Partners, L.P.	Private Equity	01/10/2024	91,365,830	84,368,469	*,⁺
Pamlico Capital IV, L.P.	Private Equity	12/31/2024	4,090,835	3,821,531	*,⁺,12
Parallaxes Capital Opportunity Feeder Fund VI, L.P.	Private Equity	03/27/2024	5,173,244	7,090,186	*,⁺
Parallaxes Capital Opportunity Feeder Fund VII, L.P.	Private Equity	07/23/2025	1,688,477	1,956,267	*,⁺,9
Peak Rock Capital Fund III LP	Private Equity	01/02/2026	6,468,483	8,521,918	*,⁺,9
Peak Rock Capital Fund III-A LP	Private Equity	01/02/2026	837,866	1,084,650	*,⁺,9
Pegasus WSJLL Fund, L.P.	Private Equity	12/14/2021	13,239,188	15,274,487	*,⁺

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Pine Brook Capital Partners II, L.P.	Private Equity	12/31/2020	$950,995	$1,409,918	*,⁺,11
Platinum Equity Capital Partners IV, L.P.	Private Equity	09/30/2024	14,984,632	11,636,159	*,⁺,11
Platinum Equity Capital Partners V, L.P.	Private Equity	09/30/2024	22,543,122	19,227,345	⁺,11
PlayCore CV, L.P.	Private Equity	11/21/2024	7,614,317	10,763,294	⁺
Poplar DC Holdings, LP	Private Equity	07/01/2024	23,617,051	22,828,315
Providence Cameron (ATG) Co-Investment L.P.	Private Equity	09/11/2024	19,115,229	27,160,009	*,⁺
Providence Cameron (MO) Co-Investment L.P.	Private Equity	09/11/2024	15,871,809	26,354,334	*,⁺
Providence Cameron (W) Co-Investment L.P.	Private Equity	09/11/2024	43,088,250	60,134,378
Providence Equity Partners IX-A S.C.Sp.	Private Equity	09/11/2024	30,772,935	34,338,440	⁺
PSG Sequel-A L.P.	Private Equity	01/31/2025	41,486,173	47,056,217	⁺
PTEV, L.P.	Private Equity	12/30/2021	1,559,649	1,824,688	*,⁺,8
PWP Growth Equity Fund I (B) LP	Private Equity	09/30/2025	2,781,655	3,550,520	*,⁺,9
PWP Growth Equity Fund II B LP	Private Equity	09/30/2025	3,191,618	4,431,943	*,⁺,9
Redpoint Omega III, L.P.	Private Equity	12/31/2024	2,685,087	2,369,580	*
Rembrandt Venture Partners Fund Two, L.P.	Private Equity	09/30/2025	2,346,796	2,830,349	*,12
Riverside Capital Appreciation Fund VI, L.P.	Private Equity	12/31/2021	1,948,567	1,475,120	*,⁺
Riverside Micro-Cap Fund IV B A, L.P.	Private Equity	12/31/2021	1,208,554	418,361	*,⁺
Riverside Micro-Cap Fund IV-A, L.P.	Private Equity	12/31/2021	9,698,083	6,584,220	*,⁺
Roark Capital Partners CF LP	Private Equity	08/26/2022	16,850,560	27,866,977	⁺
Roark Capital Partners II Sidecar LP	Private Equity	12/31/2025	1,857,149	1,929,998	*,⁺,9
Roark Capital Partners V (TE) LP	Private Equity	12/31/2025	2,967,152	3,148,648	*,⁺,9
Roark Capital Partners VII (OS) LP	Private Equity	01/02/2026	—	—	*,⁺,12
Rocket Fuel III LLC	Private Equity	07/02/2024	3,534,299	4,259,093	*
Saw Mill Capital Investors, L.P.	Private Equity	04/09/2021	—	13,722	*,⁺,10
SBJ Fund, LP	Private Equity	07/31/2023	1,328,784	1,052,694	*,⁺,12
Sea Change IV LLC	Private Equity	07/02/2024	479,708	812,885	*
Searchlight Capital II, L.P.	Private Equity	03/31/2026	69,590	241,090	*,⁺,9,12
Searchlight Capital II PV, L.P.	Private Equity	03/31/2026	142,527	557,776	*,⁺,9
Sentinel Capital Partners VI, L.P.	Private Equity	01/07/2025	2,501,387	2,403,317	*,⁺,12
Sentinel MCA AV, L.P.	Private Equity	10/13/2023	7,627,875	9,051,193	*,⁺
SK Capital Partners V-A, L.P.	Private Equity	01/01/2025	2,178,014	1,593,996	⁺
SkyKnight Capital II CV B, L.P.	Private Equity	10/29/2024	77,650,403	93,614,053	⁺
SkyKnight TG Holdings, L.P.	Private Equity	08/01/2025	8,749,896	8,719,237	*,⁺,9
SL SPV-4 - A, L.P.	Private Equity	03/19/2025	4,500,000	8,253,545	*,⁺
SPC Partners IV, L.P.	Private Equity	03/31/2021	983,817	168,304	⁺,12
SPC Partners V, L.P.	Private Equity	12/31/2020	166,961	133,929	*,⁺,11
Stellex Capital Partners LP	Private Equity	03/31/2026	1,206,651	1,170,181	*,⁺,9
Stellex Capital Partners II-A LP	Private Equity	03/31/2026	3,488,183	3,862,512	*,⁺,9
Sterling Investment Partners III, L.P.	Private Equity	01/01/2021	683,753	472,400	⁺,11
Sterling Investment Partners XK Opportunities Fund-A, L.P.	Private Equity	10/23/2025	15,769,753	16,982,733	*,⁺,9
Stone Point CV, L.P.	Private Equity	10/29/2025	25,379,667	27,672,695	*,⁺,9
Stonepeak Infrastructure Fund III LP	Real Assets	09/29/2023	6,347,631	6,663,134	⁺,12

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Strategic Value Spurs A, L.P.	Real Assets	12/13/2024	$24,891,316	$30,654,740	*,⁺
Stripes Continuation Feeder Fund, LP	Private Equity	10/29/2021	3,183,746	1,727,544	*,⁺
Summit Partners Growth Equity Fund IX-B, L.P.	Private Equity	09/30/2024	1,955,533	1,686,701	*,⁺
Summit Partners Growth Equity Fund X-A, L.P.	Private Equity	09/30/2025	20,244,964	22,561,241	*,⁺,8,12
Summit Partners Growth Equity Fund X-B, L.P.	Private Equity	09/30/2024	4,684,442	5,324,770	*,⁺,9
Summit Partners Growth Equity Fund XI-A, L.P.	Private Equity	09/30/2025	14,055,665	15,712,164	*,⁺,8,12
Summit Partners Growth Equity Fund XI-B, L.P.	Private Equity	09/30/2024	3,254,134	3,640,774	*,⁺,9
TA Atlantic and Pacific VI L.P.	Private Equity	03/31/2026	104,520	151,105	*,⁺,9
TA Atlantic and Pacific VII-B L.P.	Private Equity	12/31/2020	1,398,433	2,361,291	⁺,9,11
TA XII-A, L.P.	Private Equity	12/31/2025	2,320,592	2,267,393	*,⁺,12
TA XII-B, L.P.	Private Equity	12/31/2025	772,766	752,366	*,⁺,9
TA XIII-A, L.P.	Private Equity	12/31/2025	4,053,118	4,152,530	*,⁺,12
TA XIII-B, L.P.	Private Equity	12/31/2025	3,825,966	4,079,612	*,⁺,9
TA XIV-B, L.P.	Private Equity	03/31/2026	2,726,423	2,928,908	*,⁺,9
TA XV-B, L.P.	Private Equity	03/31/2026	910,046	935,506	*,⁺,9
Tailwind Capital Partners II (Cayman) L.P.	Private Equity	12/31/2020	747,554	4,442	⁺
The Resolute III Continuation Fund, L.P.	Private Equity	09/27/2024	106,583,274	112,857,009	⁺
THL HT Parallel SPV, L.P.	Private Equity	11/30/2020	2,379,691	5,266,175	⁺
Thoma Bravo Discover Fund III, L.P.	Private Equity	01/01/2025	3,157,779	3,956,708	⁺,12
Thoma Bravo Fund XI-A, L.P.	Private Equity	01/01/2022	3,703,148	1,449,505	*,⁺
Thoma Bravo Fund XIII, L.P.	Private Equity	09/30/2024	11,694,320	10,598,020	⁺,11,12
Thoma Bravo Fund XIII-A, L.P.	Private Equity	01/02/2026	903,230	846,893	*,⁺,9
Thoma Bravo Fund XIV, L.P.	Private Equity	09/30/2024	28,680,015	27,293,806	⁺,11,12
Thoma Bravo Fund XIV-A, L.P.	Private Equity	01/02/2026	2,188,410	2,099,702	*,⁺,9
Thoma Bravo Fund XV, L.P.	Private Equity	09/30/2024	4,810,146	5,228,846	⁺,11
Thoma Bravo Special Opportunities Fund II-A, L.P.	Private Equity	01/01/2022	1,404,367	1,211,625	⁺
Thomas H. Lee Equity Fund VIII, L.P.	Private Equity	01/02/2026	6,696,405	8,564,973	*,⁺,12
Thomas H. Lee Equity Fund IX, L.P.	Private Equity	01/02/2026	13,377,125	15,869,325	⁺,12
Thomas H. Lee Parallel Fund VIII, L.P.	Private Equity	01/02/2026	1,342,061	1,713,596	*,⁺,9
Thomas H. Lee Parallel Fund IX, L.P.	Private Equity	01/02/2026	1,239,739	1,467,024	⁺,9
Tiger Global Private Investment Partners XV Feeder, L.P.	Private Equity	03/23/2022	9,833,794	8,304,070	*,⁺
TowerBrook Investors III Trust	Private Equity	12/31/2020	107,310	11,584	*
TPG Growth II, L.P.	Private Equity	04/09/2021	154,383	110,907	*,⁺,12
TPG Partners VII, L.P.	Private Equity	01/05/2023	13,267,356	8,647,858	*,⁺
TPG Partners VIII, L.P.	Private Equity	06/30/2022	58,935,866	70,073,415	⁺,10,11,12
Trident VIII, L.P.	Private Equity	12/30/2022	10,992,485	13,494,934	⁺,9
Trident IX, L.P.	Private Equity	01/02/2026	6,565,061	7,633,940	⁺,12
Trinitas Capital Management, LLC	Private Debt	03/15/2024	33,800,000	29,671,332	11
Trinity Hunt Partners CF, L.P.	Private Equity	10/14/2022	24,417,077	31,377,589	*,⁺
Trinity Hunt Partners V, L.P.	Private Equity	09/30/2024	707,531	461,050	*,⁺
Trive Capital Fund I (Offshore) LP	Private Equity	12/31/2021	696,890	868,477	*,⁺,9
Trive Capital Fund II (Offshore) LP	Private Equity	12/31/2021	4,078,522	6,435,035	⁺,9

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Trive Capital Fund III LP	Private Equity	12/31/2021	$6,172,958	$4,443,961	*,⁺,10
Trive Capital Fund III-A LP	Private Equity	12/31/2021	4,447,051	8,620,969	*,⁺,9
Trive Capital Fund IV-A LP	Private Equity	12/31/2021	702,304	1,020,863	*,⁺
Trive Structured Capital Fund I-A LP	Private Equity	12/31/2021	3,517,164	3,965,775	⁺
Trivest Discovery Fund, L.P.	Private Equity	10/01/2024	268,891	320,424	*,⁺
Trivest Discovery Fund II-A, L.P.	Private Equity	10/01/2024	863,895	951,078	*,⁺
Trivest Fund V, L.P.	Private Equity	10/01/2024	142,711	150,464	*,⁺
Trivest Fund VI, L.P.	Private Equity	10/01/2024	496,891	662,432	*,⁺
Trivest Fund VII-A, L.P.	Private Equity	10/01/2024	1,088,539	1,016,340	*,⁺
Trivest Growth Investment Fund, L.P.	Private Equity	10/01/2024	382,640	360,015	⁺
Trivest Growth Investment Fund II, L.P.	Private Equity	10/01/2024	796,744	1,001,413	⁺
Trivest Recognition Fund-A, L.P.	Private Equity	10/01/2024	618,477	677,297	⁺
TriWest Capital Partners III, L.P.	Private Equity	09/30/2024	16	—	⁺,13
TriWest Capital Partners IV, L.P.	Private Equity	09/30/2024	103,870	72,142	⁺,13
TriWest Capital Partners V, L.P.	Private Equity	09/30/2024	547,095	382,946	⁺,13
Truelink Capital I-A, L.P.	Private Equity	04/30/2024	32,128,501	41,392,586	⁺
TSCP CV II, L.P.	Private Equity	09/08/2024	33,311,720	51,704,998	*,⁺
TSG9 L.P.	Private Equity	12/31/2025	7,204,303	7,437,844	⁺,12
TSG9 Parallel L.P.	Private Equity	12/31/2025	799,457	808,762	⁺,9
Vector Capital V, L.P.	Private Equity	12/31/2021	4,794,923	4,907,594	*,⁺
Vestar Capital Partners Rainforest, L.P.	Private Equity	04/09/2024	15,465,456	16,961,791	⁺
Vista Equity Endeavor Fund I-A, L.P.	Private Equity	01/01/2022	787,968	1,144,109	*,⁺
Vista Equity Endeavor Fund III-A, L.P.	Private Equity	04/23/2025	2,556,280	2,699,979	*,⁺,9
Vista Equity Partners Fund V, L.P.	Private Equity	12/31/2025	8,350,994	6,706,601	*,⁺,12
Vista Equity Partners Fund VIII, L.P.	Private Equity	04/23/2025	8,187,858	8,963,844	*,⁺,12
Vista Equity Partners Hubble, L.P.	Private Equity	06/23/2025	17,810,499	30,171,688	*,⁺,9
Vista Equity Partners Meadowbrook, L.P.	Private Equity	04/23/2025	22,642,497	23,122,947	*,⁺,12
Vista Foundation Fund V-A, L.P.	Private Equity	04/23/2025	1,245,060	1,155,672	⁺,9
Warburg Pincus Financial Sector, L.P.	Private Equity	09/30/2025	1,983,089	2,220,988	*,⁺,9
Warburg Pincus Global Growth-E, L.P.	Private Equity	09/30/2024	1,611,796	2,303,732	*,⁺
Warburg Pincus Jovian GG, L.P.	Private Equity	12/17/2024	112,986	237,194	⁺
Warburg Pincus Private Equity XII-D, L.P.	Private Equity	09/30/2024	1,219,222	1,353,983	*,11
Water Street Healthcare Partners II, L.P.	Private Equity	04/01/2021	553,537	19,355	*,⁺
Webster Equity Partners III-A, L.P.	Private Equity	04/29/2021	4,365,500	2,660,634	*,⁺
Webster Equity Partners III-B, L.P.	Private Equity	01/17/2024	573,368	1,142,442	*
WEP Terra Fund, L.P.	Private Equity	10/23/2024	6,018,018	9,588,000	*,⁺
West Street Real Estate Secondary Partners B, L.P.	Real Assets	12/10/2021	5,070,499	3,535,793	*,⁺,8
West Street Strategic Solutions Offshore Fund I, L.P.	Private Debt	10/01/2025	10,090,071	10,596,609	*,⁺,9
WestCap Strategic Operator Offshore Feeder, L.P.	Private Equity	04/13/2022	6,499,003	4,208,136	*
WestCap Strategic Operator US Feeder Fund, L.P.	Private Equity	04/13/2022	15,011,856	9,731,326	⁺,12
Westview Capital Partners III, L.P.	Private Equity	12/31/2021	2,308,266	1,741,723	*,⁺,11

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment - Non-Controlled/Non-Affiliated (continued)
North America (continued)
XPV Water Extended Value Fund LP	Private Equity	10/03/2022	$9,652,422	$10,727,093	*,⁺
Total North America			$3,218,618,712	$3,669,956,913
Rest of World - 1.4% of NAV
Bain Capital Asia Fund III, L.P.	Private Equity	03/31/2026	$252,919	$1,588,205	*,⁺,9
Bain Capital Asia Fund IV, L.P.	Private Equity	12/31/2024	1,471,022	1,559,399	⁺,12,9
Carlyle MENA Partners, L.P. and Parallel Vehicles	Private Equity	01/01/2021	62,224	268,772	⁺,11
Carlyle South America Buyout Fund, L.P. and Parallel Vehicles	Private Equity	01/01/2021	229,532	3,299	*,⁺,11
Coatue CT 162 LP	Real Assets	01/06/2026	25,125,000	25,051,287	*,9
Eve One Fund II L.P.	Private Equity	03/11/2022	9,750,000	12,278,151	*,⁺
MC Brazil Special Opportunities Fund STP, LP	Private Equity	03/30/2026	24,451,294	26,225,904	*,⁺,9
NewQuest Asia Fund IV HH, L.P.	Private Equity	04/25/2022	8,653,355	11,939,211	*,⁺
Pacific Equity Partners Fund VI, L.P.	Private Equity	12/31/2024	1,576,079	1,801,237	*,⁺
Vertex IV CF L.P.	Private Equity	01/04/2022	2,279,510	1,762,905	*,⁺
Total Rest of World			$73,850,935	$82,478,370
Total Non-Controlled/Non-Affiliated Secondary Investments			$4,009,543,939	$4,604,511,087
Public Securities - Non-Controlled/Non-Affiliated - 1.0% of NAV					1,2
North America - 1.0% of NAV
Karman Holdings Inc (707,452 common shares)	Public Securities	07/28/2025	$18,059,800	$56,631,533	*,17
Total North America			$18,059,800	$56,631,533
Total Non-Controlled/Non-Affiliated Public Securities			$18,059,800	$56,631,533
Total Non-Controlled/Non-Affiliated Investments - 102.0% of NAV			$5,091,151,352	$5,940,954,401
Secondary Investments - Controlled/Affiliated - 0.8% of NAV					1,2,3,4
North America - 0.8% of NAV
Gemspring Capital Goliath Fund, LP	Private Equity	10/30/2024	$37,763,085	$44,265,101	*,⁺
Total North America			$37,763,085	$44,265,101
Total Controlled/Affiliated Secondary Investments			$37,763,085	$44,265,101
Total Controlled/Affiliated Investments - 0.8% of NAV			$37,763,085	$44,265,101
Total Investments - 102.8% of NAV			$5,128,914,437	$5,985,219,502
Liabilities in excess of other assets - (2.8)% of NAV				$(156,339,685)
Net Assets - 100.0% of NAV				$5,828,879,817

*	Investment is non-income producing.
⁺	Investment has been committed to but has not been fully funded.
1	Geographic region generally reflects the location of the investment manager or company.
2	Investments do not issue shares or hold outstanding principal, except where noted. The terms "shares" and "units" are used interchangeably.
3	Private investments typically do not permit redemptions or withdrawals, except at the discretion of their general partner, manager, or advisor. Final distribution dates are generally unknown unless specified. These investments are fair valued using net asset value as the practical expedient, unless otherwise noted, and are usually acquired through private placements with contractual resale restrictions that do not lapse. Each investment may have been purchased on different dates and for varying amounts. The acquisition date of the first purchase is listed in the Consolidated Schedule of Investments.
4	The fair value of any Secondary Investment, Primary Investment, or Co-Investment has not been calculated, reviewed, verified or in any way approved by any general partner, manager or advisor of such investments (including any of its affiliates).
5	The fair value of the investment was determined using significant unobservable inputs.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

6	A Collateralized Loan Obligation ("CLO") is structured by pooling certain private loans, other lender assets, and their associated collateral. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities; interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by credit enhancements, such as a letter of credit, surety bond, limited guaranty or senior/subordination structures. These payments are divided into multiple tranches of debt securities, offering distinct maturity and credit risk profiles. Some tranches receive regular principal and interest installments, while others receive only interest, with principal due at maturity or upon specified call dates. Certain tranches are entitled to principal and accrued interest only at maturity or upon specified call dates. Each tranche carries a different interest rate, which may be fixed or floating.
7	A Collateralized Loan Obligation Warehouse ("CLO Warehouse") is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the CLO vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt and equity securities is used to repay bank financing.
8	All or a portion of this security is held by SPRIM LLC - Series A.
9	All or a portion of this security is held by SPRIM Subsidiary LLC.
10	All or a portion of this security is held by SPRIM LLC - Series B.
11	All or a portion of this security is held by SPRIM Cayman II LLC.
12	All or a portion of this security is held by SPRIM Cayman LLC.
13	All or a portion of this security is held by SPRIM Blue Jay Investco ULC.
14	All or a portion of this security is held by SPRIM Sidewalk LLC.
15	Investment offers quarterly redemptions with a one quarter notice period.
16	Investment offers annual redemptions.
17	Investment is subject to contractual resale restrictions and may not be sold or transferred until the lock-up period expires on July 20, 2026.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2026

Summary of Investments by Strategy (as a percentage of total investments)
Co-Investments	20.4%
Investment Funds	15.7%
Equity	2.6%
Debt	2.1%

Primary Investments	1.1%
Investment Funds	1.1%

Secondary Investments	77.7%
Investment Funds	77.7%

Public Securities	0.8%
Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Assets and Liabilities

March 31, 2026

Assets
Non-controlled/non-affiliated investments, at fair value (cost $5,091,151,352)	$5,940,954,401
Controlled/affiliated investments, at fair value (cost $37,763,085)	44,265,101
Total investments, at fair value (cost $5,128,914,437)	5,985,219,502
Cash	245,692,344
Cash denominated in foreign currency (cost $1,598,582)	1,629,613
Receivable for Fund shares sold	42,599,106
Investments paid in advance	12,612,694
Distributions receivable from investments	2,844,199
Dividend and interest receivable	1,159,517
Receivable for investments sold	900,540
Prepaid expenses	468,295
Total Assets	6,293,125,810

Liabilities
Revolving credit facility	200,000,000
Less deferred debt issuance costs	(1,335,082)
Revolving credit facility less deferred debt issuance costs	198,664,918
Payable for investments purchased	231,862,597
Deferred tax liability	22,916,136
Management fees payable	6,889,212
Professional fees payable	1,427,550
Transfer agent fees payable	425,689
Administration fees payable	318,183
Trustees' fees payable	53,394
Revolving credit facility interest and fees payable	38,515
Due to Adviser	19,970
Distribution and shareholder servicing fees payable	994,238
Other accrued expenses	635,591
Total Liabilities	464,245,993
Commitments and contingencies (see Note 9)
Net Assets	$5,828,879,817

Composition of Net Assets:
Paid-in capital	$4,776,621,154
Total distributable earnings (accumulated loss)	1,052,258,663
Net Assets	$5,828,879,817

Class I
Net Assets	$4,370,857,226
Outstanding shares (unlimited number of shares authorized)	70,792,776
Net Asset Value Per Share	$61.74
Class D
Net Assets	$98,484,878
Outstanding shares (unlimited number of shares authorized)	1,608,723
Net Asset Value Per Share	$61.22

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Assets and Liabilities (continued)

March 31, 2026

Class S
Net Assets	$1,356,082,339
Outstanding shares (unlimited number of shares authorized)	22,622,646
Net Asset Value Per Share	$59.94
Class R
Net Assets	$3,455,374
Outstanding shares (unlimited number of shares authorized)	57,639
Net Asset Value Per Share	$59.95

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Operations

For the Year Ended March 31, 2026

Investment Income
Non-controlled/non-affiliated investments dividend income (net of taxes withheld of $1,478,988)	$62,386,705
Bank deposits interest income	18,681,646
Non-controlled/non-affiliated investments interest income	10,122,883
Total Investment Income	91,191,234

Expenses
Management fees	73,229,244
Revolving credit facility interest and fees	7,228,951
Amortization of deferred investment costs	5,905,595
Professional fees	3,963,758
Administration fees	3,419,907
Transfer agent fees	2,660,505
Income tax expense	873,150
Trustees' fees	205,000
Chief compliance officer fees	60,000
Distribution and shareholder servicing fees (Class S)	9,943,026
Shareholder servicing fees (Class D)	211,858
Distribution and shareholder servicing fees (Class R)	4,009
Other expenses	2,852,708
Total Expenses	110,557,711
Net Investment Income (Loss)	(19,366,477)

Net Realized Gain (Loss)
Distributions from non-controlled/non-affiliated investments	139,936,944
Distributions from controlled/affiliated investments	18,632,384
Foreign currency transactions	(549,791)
Deferred tax	(7,148,059)
Total Net Realized Gain (Loss)	150,871,478

Net Change in Unrealized Appreciation (Depreciation)
Non-controlled/non-affiliated investments	377,819,291
Controlled/affiliated investments	(8,321,237)
Foreign currency translations	132,393
Deferred tax	(3,949,292)
Total Net Change in Unrealized Appreciation (Depreciation)	365,681,155

Net Increase (Decrease) in Net Assets from Operations	$497,186,156

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	March 31, 2026	March 31, 2025
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$(19,366,477)	$8,920,655
Net realized gain (loss)	150,871,478	109,804,558
Net change in unrealized appreciation (depreciation)	365,681,155	210,936,019
Net Increase (Decrease) in Net Assets Resulting from Operations	497,186,156	329,661,232

Distributions from Distributable Earnings:
Class I	(46,602,157)	(34,519,535)
Class D	(1,023,421)	(718,718)
Class S	(14,268,403)	(7,053,405)
Class T¹	—	(226,929)
Total Distributions from Distributable Earnings	(61,893,981)	(42,518,587)

Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	1,355,451,229	1,322,288,380
Reinvestment of distributions	26,992,849	20,393,881
Repurchase of shares	(736,233,657)	(162,697,044)
Exchange of shares	4,981,165	21,661,710
Total Class I Transactions	651,191,586	1,201,646,927
Class D
Proceeds from shares issued	28,011,694	28,814,009
Reinvestment of distributions	903,908	578,505
Repurchase of shares	(4,907,885)	(1,798,826)
Exchange of shares	(79,101)	(9,327,478)
Total Class D Transactions	23,928,616	18,266,210
Class S
Proceeds from shares issued	407,208,116	531,817,713
Reinvestment of distributions	12,025,491	6,220,270
Repurchase of shares	(53,498,367)	(11,454,322)
Exchange of shares	(4,902,064)	13,445,867
Total Class S Transactions	360,833,176	540,029,528
Class R2
Proceeds from shares issued	3,448,247	—
Reinvestment of distributions	—	—
Repurchase of shares	—	—
Exchange of shares	—	—
Total Class R2 Transactions	3,448,247	—

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended	For the Year Ended
	March 31, 2026	March 31, 2025
Class T1
Proceeds from shares issued	—	9,003,754
Reinvestment of distributions	—	159,080
Repurchase of shares	—	(768,519)
Exchange of shares	—	(25,780,099)
Total Class T1 Transactions	—	(17,385,784)
Change in Net Assets Resulting from Capital Share Transactions	1,039,401,625	1,742,556,881

Total Increase (Decrease) in Net Assets	1,474,693,800	2,029,699,526

Net Assets
Beginning of period	4,354,186,017	2,324,486,491
End of period	$5,828,879,817	$4,354,186,017

[1]	On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.
[2]	Class R commenced operations on January 2, 2026 at a net asset value per share of $59.58.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2026

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$497,186,156
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for investments purchased	(1,719,898,320)
(Purchases) sales of short-term investments, net	138,466,707
Proceeds from sales of investments, net of receivable for investments sold	915,723
Distributions received from investments, net of distributions receivable from investments	426,439,162
Net realized (gain) loss on distributions from investments	(158,569,328)
Net change in unrealized (appreciation) depreciation on investments	(369,498,054)
Net change in deferred tax liability	11,097,351
Amortization of debt issuance costs	1,273,236
(Increase) Decrease in Assets
Investments paid in advance	(12,612,694)
Dividend and interest receivable	748,633
Prepaid expenses	(68,390)
Increase (Decrease) in Liabilities
Management fees payable	1,911,085
Professional fees payable	377,284
Revolving credit facility interest and fees payable	(416,265)
Administration fees payable	70,494
Transfer agent fees payable	133,720
Due to Adviser	(18,508)
Distribution and shareholder servicing fees payable	994,238
Other accrued expenses	(217,771)
Net Cash Provided by (Used in) Operating Activities	(1,181,685,541)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for fund shares sold	1,835,453,402
Repurchase of shares	(794,639,909)
Distributions paid in cash	(21,971,733)
Proceeds from revolving credit facility	202,191,959
Repayments of revolving credit facility	(2,191,959)
Debt issuance costs paid	(2,583,318)
Net Cash Provided by (Used in) Financing Activities	1,216,258,442

Net Increase (Decrease) in Cash and Cash Denominated in Foreign Currency	34,572,901

Cash and Cash Denominated in Foreign Currency
Beginning of period	212,749,056
End of period	$247,321,957

End of Period Balances
Cash	$245,692,344
Cash denominated in foreign currency	1,629,613
End of Period Balance	$247,321,957

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Cash Flows (continued)

For the Year Ended March 31, 2026

Supplemental Disclosure of Cash Flow Information
Reinvestment of shareholder distributions	$39,922,248
Cash paid during the period for interest expense and commitment fees	$6,371,980
Cash paid during the period for taxes	$889,027
In-kind stock distributions received from investments	$19,332,862

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights

Class I

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31,
	2026	2025	2024	2023	2022
Per Share Operating Performance:

Net Asset Value per share, beginning of period	$56.54	$51.73	$45.61	$43.07	$33.65
Activity from investment operations:
Net investment income (loss)[1]	(0.10)	0.24	0.30	(0.07)	(0.54)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	6.00	5.29	5.98	3.57	10.44
Total from investment operations	5.90	5.53	6.28	3.50	9.90
Less distributions:
From net investment income	(0.01)	(0.18)	—	(0.40)	(0.23)
From net realized gains	(0.69)	(0.54)	(0.16)	(0.56)	(0.25)
Total distributions	(0.70)	(0.72)	(0.16)	(0.96)	(0.48)

Net Asset Value per share, end of period[3]	$61.74	$56.54	$51.73	$45.61	$43.07

Net Assets, end of period (in thousands)[3]	$4,370,857	$3,378,914	$1,947,596	$963,316	$445,249

Ratios to average net assets[4]
Net investment income (loss)[5]	(0.17)%	0.44%	0.63%	(0.16)%	(1.36)%
Expenses before adviser expense recoupment (reimbursement)[5]	1.91%	1.88%	2.09%	2.32%	3.38%
Expenses after adviser expense recoupment(reimbursement)[5]	1.91%	1.88%	2.09%	2.45%	3.56%
Total return3 6 7	10.47%	10.76%	13.79%	8.23%	29.43%
Portfolio turnover rate[8]	0.04%	0.28%	0.01%	4.35%	25.31%

	As of	As of	As of	As of	As of
	March 31,	March 31,	March 31,	March 31,	March 31,
Senior Securities:	2026	2025	2024	2023	2022
Total borrowings (in thousands)	$200,000	$—	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[9]	30,144	N/A	N/A	N/A	N/A

1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Ratios exclude deferred tax provisions (See Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
6	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value.
7	Total return would have been higher or lower had certain expenses not been recouped or waived by the Adviser during the periods of recoupment or reimbursement, respectively.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)

Class I

8	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period.
9	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)

Class D

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$56.21	$51.51	$45.53	$43.03	$33.62
Activity from investment operations:
Net investment income (loss)[1]	(0.26)	0.10	0.14	(0.15)	(0.46)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	5.97	5.29	6.00	3.57	10.31
Total from investment operations	5.71	5.39	6.14	3.42	9.85
Less distributions:
From net investment income	(0.01)	(0.15)	0.00	(0.36)	(0.19)
From net realized gains	(0.69)	(0.54)	(0.16)	(0.56)	(0.25)
Total distributions	(0.70)	(0.69)	(0.16)	(0.92)	(0.44)
Net Asset Value per share, end of period[3]	$61.22	$56.21	$51.51	$45.53	$43.03

Net Assets, end of period (in thousands)[3]	$98,485	$67,717	$44,397	$31,668	$14,908

Ratios to average net assets[4]
Net investment income (loss)[5]	(0.44)%	0.19%	0.29%	(0.34)%	(1.17)%
Expenses before adviser expense recoupment (reimbursement)[5]	2.17%	2.13%	2.37%	2.49%	3.44%
Expenses after adviser expense recoupment (reimbursement)[5]	2.17%	2.13%	2.37%	2.62%	3.52%
Total return3 6 7	10.19%	10.52%	13.51%	8.04%	29.32%
Portfolio turnover rate[8]	0.04%	0.28%	0.01%	4.35%	25.31%

	As of	As of	As of	As of	As of
Senior Securities:	March 31, 2026	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022
Total borrowings (in thousands)..	$200,000	$—	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[9]	30,144	N/A	N/A	N/A	N/A

1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Ratios exclude deferred tax provisions (See Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
6	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value.
7	Total return would have been higher or lower had certain expenses not been recouped or waived by the Adviser during the periods of recoupment or reimbursement, respectively.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)

Class D

8	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period.
9	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)

Class S

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31,
	2026	2025	2024	2023	2022
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$55.35	$50.97	$45.38	$43.07	$33.65
Activity from investment operations:
Net investment income (loss)[1]	(0.61)	(0.22)	0.07	(0.30)	(0.31)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	5.89	5.19	5.68	3.48	10.21
Total from investment operations	5.28	4.97	5.75	3.18	9.90
Less distributions:
From net investment income	0.00	(0.05)	0.00	(0.31)	(0.23)
From net realized gains	(0.69)	(0.54)	(0.16)	(0.56)	(0.25)
Total distributions	(0.69)	(0.59)	(0.16)	(0.87)	(0.48)
Net Asset Value per share, end of period[3]	$59.94	$55.35	$50.97	$45.38	$43.07

Net Assets, end of period (in thousands)[3]	$1,356,082	$907,554	$316,271	$51,019	$87

Ratios to average net assets⁴
Net investment income (loss)[5]	(1.05)%	(0.41)%	0.14%	(0.67)%	(0.81)%
Expenses before adviser expense recoupment (reimbursement)[5]	2.77%	2.73%	2.79%	3.40%	3.45%
Expenses after adviser expense recoupment (reimbursement)[5]	2.77%	2.73%	2.79%	3.41%	3.43%
Total return3 6 7	9.57%	9.79%	12.70%	7.48%	29.43%
Portfolio turnover rate[8]	0.04%	0.28%	0.01%	4.35%	25.31%

	As of	As of	As of	As of	As of
	March 31,	March 31,	March 31,	March 31,	March 31,
Senior Securities:	2026	2025	2024	2023	2022
Total borrowings (in thousands)	$200,000	$—	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[9]	30,144	N/A	N/A	N/A	N/A

1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Ratios exclude deferred tax provisions (See Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
6	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return shown excludes the effect of applicable sales charges.
7	Total return would have been higher or lower had certain expenses not been recouped or waived by the Adviser during the periods of recoupment or reimbursement, respectively.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)

Class S

8	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period.
9	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)

Class R

Per share operating performance for a capital share outstanding throughout each period

For the Period Ended March 31, 2026*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$59.58
Activity from investment operations:
Net investment income (loss)[1]	(0.31)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	0.68
Total from investment operations	0.37
Net Asset Value per share, end of period[3]	$59.95

Net Assets, end of period (in thousands)[3]	$3,455

Ratios to average net assets[4]
Net investment income (loss)[5]	(2.10)%
Expenses[6]	2.78%
Total return3 7	0.62%
Portfolio turnover rate[8]	0.04%

Senior Securities:	As of March 31, 2026
Total borrowings (in thousands)	$200,000
Asset coverage per $1,000 unit of senior indebtedness[9]	30,144

*	The Class commenced operations on January 2, 2026 at a net asset value per share of $59.58.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months, and exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
6	Expense ratios have been annualized for periods of less than twelve months, and exclude deferred tax provisions (See Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
7	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.
8	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than one year are not annualized.
9	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Notes to Consolidated Financial Statements
March 31, 2026

1. Organization

StepStone Private Markets (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on September 6, 2019 and is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on October 1, 2020.

The Fund offers four separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares, Class S Shares and Class R Shares (collectively, “Shares”) to eligible investors (“Shareholders”). The Shares are offered in a continuous registered public offering with subscriptions accepted daily at the then-current-daily net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund may, from time to time, offer to repurchase Shares pursuant to written repurchase offers. Repurchases will be made at such times, in such amounts and on such terms as determined by the Fund’s Board of Trustees (“Board”) (see Note 10).

The Board provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC serves as the Fund's investment adviser ("Adviser") and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of StepStone Group LP. The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group LP serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets.

The Fund’s investment objectives are to invest, directly and indirectly, in a broad cross section of private market assets ("Private Market Assets") across private equity, private debt and real assets that will enable it to, over time, achieve long-term capital appreciation and offer an investment alternative for investors seeking to allocate a portion of their longer-term portfolio to private markets through a single investment that provides substantial diversification and access to historically top-tier managers.

Master-Feeder Structure

The Fund and StepStone Private Markets Feeder Ltd. (“Feeder Fund”) are part of a “master-feeder” structure. The Feeder Fund invests substantially all of its assets in the Class I Shares of the Fund. As of March 31, 2026, the Feeder Fund owns 10.40% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As provided under ASC Topic 946 and Regulation S-X, the Fund will generally not consolidate its investment in a company other than a wholly-owned or substantially wholly-owned investment company subsidiary whose design and purpose is to act as an extension of the Fund’s investment operations and facilitate the execution of the Fund’s investment strategy. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiaries, SPRIM Holdings LLC and SPRIM Sidewalk LLC, each formed as a Delaware limited liability company, along with its indirect wholly-owned subsidiaries: SPRIM Intermediate LLC, SPRIM Subsidiary LLC and SPRIM LLC (Series A and Series B), each formed as a Delaware limited liability company, SPRIM Cayman LLC, SPRIM Cayman II LLC and SPRIM Cayman III LLC (together, "SPRIM Cayman"), each formed as a Cayman Islands limited liability company, and SPRIM Blue Jay Investco ULC, an unlimited liability corporation registered in Canada (collectively, "Wholly-Owned Subsidiaries"). The effects of all intercompany transactions between the Fund and its Wholly-Owned Subsidiaries have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

The NAV of the Fund is determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day that the NYSE is open for trading, or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class and class-specific expenses to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations of the Fund’s investments. The Board has approved the Adviser’s valuation policy (“Valuation Policy”). The Adviser utilizes the resources and personnel of the Sub-Adviser and the Fund’s sub-administrator (as defined herein) in carrying out its responsibilities. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

Purchases of investments are recorded as of the first day of legal ownership of an investment and redemptions from investments are recorded as of the last day of legal ownership. Investments held by the Fund in Private Market Assets may include (i) (a) secondary purchases of existing investments in individual operating companies, projects or properties and private investment funds from other investors, sponsored by unaffiliated managers and/or strategic acquirers ("Investment Managers"), (b) investments in open-ended funds, which are often substantially invested, with evergreen or long duration structures which may not have an explicit termination date, (c) investments in continuation vehicles created to acquire private portfolio companies primarily from private investment funds managed by the same Investment Manager, (d) investments in private investment funds that are actively fundraising, but have already invested a portion of their capital commitments in Private Market Assets and (e) stapled primary investments contingent to a secondary investment purchase (together with the investments described in (a) - (e), “Secondary Investments”), (ii) investments in private funds that are actively fundraising that have not yet invested any portion of their capital commitments in Private Market Assets (“Primary Investments”) and (iii) equity and/or debt investments directly in operating companies, projects or properties, generally alongside Investment Managers that lead or participate in the transaction (“Co-Investments”). These types of debt or equity investments normally do not have readily available market prices and therefore will be valued according to the Valuation Policy at each Determination Date. The Valuation Policy requires evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued.

Ordinarily, the fair value of the Fund’s investment in a Secondary Investment or a Primary Investment is based on the net asset value of the investment reported by its Investment Manager. In determining fair value, the Fund may incorporate public benchmark returns or other information that are relevant to the investment funds under consideration to adjust fair values as of the relevant Determination Date. The public benchmark returns are adjusted for long-term, historical correlations between public and private investment returns and other relevant factors. If the Adviser determines that the Investment Manager has not reported a net asset value to the Fund, the Adviser will establish a fair value in accordance with the Fund’s Valuation Policy. In doing so, the Adviser will evaluate whether it is appropriate, considering all relevant circumstances, to use the last reported net asset value from the Investment Manager with adjustments made in accordance with the Fund’s Valuation Policy. The net asset values or adjusted net asset values are net of management fees and performance-based fees payable pursuant to the respective organizational documents of each investment fund.

Collateralized Loan Obligations (“CLO”), included as a Co-Investment in the Consolidated Schedule of Investments, if any, are not traded on a national securities exchange and instead are valued using a market yield approach with daily valuations provided by a third-party valuation expert. The assumed yield used in the valuation reflects factors including, but not limited to, prevailing market conditions, credit risk, liquidity considerations, structural subordination, and the expected volatility of cash flows. Because the valuation incorporates significant unobservable inputs, the fair value of the Fund’s CLO investments is classified as Level 3 within the fair value hierarchy.

The fair value of a Collateralized Loan Obligation Warehouse (“CLO Warehouse”), included as a Co-Investment in the Consolidated Schedule of Investments, if any, reflects the Fund’s pro rata interest in the residual economics of the structure. These investments are typically leveraged and are therefore sensitive to changes in the value and performance of the underlying assets. Valuation is influenced by factors including distributions, defaults, recoveries, prepayments, and the reinvestment environment. Interest is accrued daily based on an effective yield. Because the valuation incorporates significant unobservable inputs, the fair value of the Fund’s CLO Warehouse investments is classified as Level 3 within the fair value hierarchy.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the investments existed and the differences could be material.

In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Policy, on a case by case basis, the Adviser either applies the net asset value reported by the Investment Manager or a variety of methods such as earnings and market multiple analysis based on comparables, discounted cash flow analysis and market data from third party pricing services. The Adviser takes into account the following factors in determining the fair value of a Co-Investment: the latest round of financing, company operating performance, market-based multiples, discounted cash flows, potential merger and acquisition activity and any other material information that may impact investment fair value.

In certain circumstances, the Adviser may determine that cost best approximates the fair value of a particular Private Market Asset. The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Market Asset held by the Fund and the value attributed to the same Private Market Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory, timing and other factors applicable to the Fund when compared to such other client.

Short-term investments are highly liquid instruments with low risk of loss and recorded at NAV per share, which approximates fair value.

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s revolving credit facility. The aforementioned costs are amortized over the instrument’s term. Unamortized debt issuance costs are presented net against the outstanding revolving credit facility balance on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translations represents foreign exchange: (1) gains and losses from the holding and sales of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded as receivable and the amounts actually received. The Fund does not separately isolate the impact of changes in exchange rates from other changes in the fair value of investments within the net realized gain (loss) and the change in unrealized appreciation (depreciation) of investments as presented on the Consolidated Statement of Operations. The Fund presents net realized gain (loss) on foreign currency transactions, as well as changes in unrealized appreciation (depreciation) on foreign currency translations related to foreign cash and receivable balances, as separate line items on the Consolidated Statement of Operations.

Realized Gains on Investments, Interest Income and Dividend Income

Distributions received from Secondary Investments, Primary Investments and Co-Investments occur at irregular intervals and the exact timing of the distributions is not known. The classification and timing of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, are based on information received from the Investment Manager of the Secondary Investment, Primary Investment or Co-Investment. To the extent a distribution exceeds the remaining cost basis of an investment, based on information provided by the Investment Manager, the excess amount is recognized as a realized gain distribution from investments. Realized gains and losses from investment transactions are determined using the specific identification method. Dividend income and interest income are recorded on an ex-dividend date and accrual basis, respectively. Dividend income earned on short-term money market investments is accrued daily.

Income is accrued daily on CLO equity based on an estimated yield to maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Estimated yields for CLO positions are updated upon receipt of payments quarterly, as needed, or upon a transaction, such as an add-on purchase, refinancing or reset. When payments are received, any amount above or below the expected yield is treated as an adjustment to interest income or cost basis. The expected yield and investment cost may ultimately not be realized.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests, including the underlying fees of the Private Market Assets (“Acquired Fund Fees”), management fees, expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses.

Expenses are recorded on an accrual basis and expenses other than class-specific expenses are allocated pro-rata to Shares based upon prior day net assets at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 6). Closing costs associated with the purchase of Secondary Investments, Primary Investments and Co-Investments are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains each year. The Fund endeavors to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the consolidated financial statements.

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the tax years from the year 2022 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Income Taxes ("ASC 740"). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year.

In preparing the consolidated financial statements, SPRIM LLC (Series A and Series B), SPRIM Cayman and SPRIM Blue Jay Investco ULC are required to recognize their estimate of income taxes for purposes of determining deferred tax assets or liabilities. SPRIM LLC (Series A and Series B) is subject to U.S. federal and state income taxes while SPRIM Cayman and SPRIM Blue Jay Investco ULC are subject to U.S. federal withholding tax, state taxes, and branch profits tax on effectively connected income with a U.S. trade or business. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent the Wholly-Owned Subsidiaries have a deferred tax asset, consideration is given to whether a valuation allowance is required.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Cash

Cash includes monies on deposit in interest-bearing accounts with UMB Bank, N.A. who serves as the Fund’s custodian (“Custodian”). Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits. There are no restrictions on cash held by the Custodian on the Fund’s behalf.

Deferred Investment Costs Relating to Purchases of Secondary Investments

Deferred costs associated with the acquisition of Secondary Investments are amortized daily over the deferral period until the payment due date. On the due date, the payment amount, included in payable for investments purchased, corresponds to the notional amount owed to the respective counterparty. Payable for investments purchased is reported in the Consolidated Statement of Assets and Liabilities with amortization of deferred investment costs reported in the Consolidated Statement of Operations.

Segment Reporting

An operating segment is defined in ASC Topic 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and redemptions activity is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

New Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosure requirements related to the rate reconciliation and income taxes paid disclosures. The Fund adopted this guidance for the annual reporting period ended March 31, 2026 on a prospective basis. The adoption of ASU 2023-09 had no material impact on the Fund's financial statement presentation or disclosures.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments are excluded from the fair value hierarchy as they are valued using NAV as a practical expedient. These investments are valued using NAV or by adjusting the most recently available NAV for cash flows, public benchmark returns and/or other relevant information. As such, investments in securities with a fair value of $5,637.0 million are excluded from the fair value hierarchy as of March 31, 2026.

The following is a summary of the Fund's investments classified by fair value hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Co-Investments	$—	$—	$291,577,842	$924,564,974	$1,216,142,816
Primary Investments	—	—	—	63,668,965	63,668,965
Secondary Investments	—	—	—	4,648,776,188	4,648,776,188
Public Securities	56,631,533	—	—	—	56,631,533
Total Investments	$56,631,533	$—	$291,577,842	$5,637,010,127	$5,985,219,502

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Co-Investments
Balance as of March 31, 2025	$159,033,769
Transfers into Level 3	—
Purchases	109,755,639
Distributions from Investments	(4,888,711)
Net Realized Gain (Loss)	336,455
Net Change in Unrealized Appreciation (Depreciation)	27,340,690
Transfers out of Level 3	—
Balance as of March 31, 2026	$291,577,842

Net Change in Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of the Reporting Period	$27,340,690

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:

						Impact to
					Weighted	Valuation from
	Fair Value as of	Valuation	Unobservable	Single Input or	Average of	an Increase in
Investment Type	March 31, 2026	Technique(s)	Input	Range of Inputs	Input(1)	Input(2)
Co-Investments	$8,369,719	Market comparable companies	Enterprise value to EBITDA multiple	9.61x - 14.40x	13.23x	Increase
Co-Investments	$36,485,830	Exit price	Recent transaction price	N/A	N/A	Increase
Co-Investments	$47,900,000	Discounted cash flow	Discount rate	19.50% - 26.75%	22.43%	Decrease
Co-Investments	$8,647,243	Recent transaction	Recent transaction price	N/A	N/A	Increase
Co-Investments	$72,938,654	Market comparable companies	Enterprise value to revenue multiple	0.50x - 8.50x	4.27x	Increase
Co-Investments	$2,518,988	Yield	Market yield discount speard	14.00%	14.00%	Decrease
Co-Investments	$114,717,408	Discounted cash flow	Annual default rate	1.75% - 2.04%	1.94%	Decrease
			Annual Prepayment rate	20.00%	20.00%	Increase
			Reinvestment spread	3.30% - 4.99%	3.74%	Increase
			Reinvestment price	$99.50	$99.50	Decrease
			Recovery rate	65.00% - 70.28%	68.74%	Increase
			Expected yield	13.50% - 16.75%	15.00%	Decrease

(1)	Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

A listing of the Private Market Asset types held by the Fund and the related attributes, as of March 31, 2026, are shown in the table below:

			Unfunded
Investment Type	Investment Strategy	Fair Value	Commitments
Co-Investments	Investments in the equity and/or debt of operating companies, projects or properties generally alongside an Investment Manager	$1,216,142,816	$187,005,243
Primary Investment Funds	Investments in private funds actively fundraising with no capital commitments invested	$63,668,965	$49,661,373
Secondary Investment Funds	Investments in individual companies and private funds purchased from other investors, open-ended funds, continuation vehicles, private funds actively fundraising with a portion of capital commitments invested and stapled primary investments	$4,648,776,188	$1,244,302,210

4. Controlled/Affiliated Investments

Per Section 2(a)(9) of the 1940 Act, an investment is deemed a control affiliate if the Sub-Adviser owns 25% or more of the investment's outstanding voting securities. As of March 31, 2026, the Fund held investments in the following control affiliates:

					Change in
			Proceeds		Unrealized	Balance as of
	Balance as of		from	Realized	Appreciation	March 31,	Affiliated
Controlled/Affiliated Investment	March 31, 2025	Purchases at Cost	Distributions	Gain (Loss)	(Depreciation)	2026	Income
Gemspring Capital Goliath Fund, LP	37,678,661	36,800	—	—	6,549,640	44,265,101	—
Octagon StepStone CLO Fund, LTD.	64,870,877	—	68,632,384	18,632,384	(14,870,877)	—	—
	$102,549,538	$36,800	$68,632,384	$18,632,384	$(8,321,237)	$44,265,101	$—

5. Investment Adviser and Transactions with Affiliates

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.40% on an annualized basis of the Fund’s daily net assets, provided that the Management Fee shall in no instance be greater than a Management Fee computed based on the value of the net assets of the Fund as of the close of business on the last business day of the relevant month (including any assets in respect of Shares that would be repurchased by the Fund on such date). The Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee. For the year ended March 31, 2026, the Adviser earned $73.2 million in Management Fees of which $6.9 million was payable as of March 31, 2026.

The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services to the Fund. Pursuant to the Administration Agreement, which became effective April 27, 2023, the Fund pays the Administrator an administration fee ( “Administration Fee”) in an amount up to 0.12% on an annualized basis of the Fund’s net assets. The Administration Fee is accrued daily based on the value of the prior day net assets of the Fund as of the close of business on each business day (including any assets in respect of Shares that will be repurchased by the Fund on such date), and is payable monthly in arrears. For the year ended March 31, 2026, the Administrator earned $3.4 million in Administration Fees of which $0.3 million was payable as of March 31, 2026.

6. Sub-Administrator, Custodian and Transfer Agent

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

UMB Bank, N.A. serves as the Fund’s Custodian pursuant to a custody agreement. As the Custodian, UMB Bank, N.A. holds the Fund’s U.S. assets. Foreign assets, if any, including foreign currency holdings, are held by a designated sub-custodian appointed by the Custodian in accordance with the terms of the custody agreement. For the year ended March 31, 2026, the Custodian earned $0.4 million in custody fees, recorded in other expenses on the Consolidated Statement of Operations, of which $0.1 million was payable as of March 31, 2026 and recorded in other accrued expenses on the Consolidated Statement of Assets and Liabilities.

The Sub-Administrator also serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the year ended March 31, 2026, the Transfer Agent earned $2.7 million in transfer agent fees of which $0.4 million was payable as of March 31, 2026.

7. Distribution and Shareholder Servicing Plan

Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers, certain registered investment advisers and other financial intermediaries to effect the distribution of Shares of the Fund. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a distribution and shareholder servicing fee out of the net assets of Class S Shares and Class R Shares at the annual rate of 0.85% of the aggregate NAV of Class S Shares and Class R Shares, respectively. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are determined and accrued daily based on the net assets of the share class as of the close of business on each business day (including net assets in respect of Shares that will be repurchased by the Fund on such date). Class I Shares are not subject to a distribution and shareholder servicing fee. For the year ended March 31, 2026, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

8. Revolving Credit Facility

Effective November 23, 2021, the Fund entered into a revolving credit agreement, as amended from time to time, with Cadence Bank, N.A. allowing the Fund to borrow up to $350.0 million. The credit agreement was terminated effective April 22, 2025.

Effective April 22, 2025, SPRIM Holdings LLC entered into a senior secured credit agreement with UBS AG, Stamford Bank ("UBS"), as the administrative agent, and the lenders party thereto, to provide the Fund with a revolving credit facility ("Credit Facility"). Borrowings under the Credit Facility are secured by certain assets held by SPRIM Holdings LLC. As of March 31, 2026, the aggregate fair value of assets pledged as collateral under the Credit Facility was $2,665.7 million. The Credit Facility carries a commitment (“Commitment”) of $500.0 million. The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of Private Market Assets in advance of the receipt of investor subscriptions. The stated maturity date of the Credit Facility is April 22, 2027, subject to extensions or termination events described in the credit agreement.

The Credit Facility has an interest rate of the secured overnight financing rate ("Term SOFR") plus an applicable margin ("Applicable Margin") of 2.80% per annum. The Credit Facility has a commitment fee of 0.55% per annum and a minimum utilization fee equal to the Applicable Margin. The minimum utilization fee is calculated based on a minimum borrowing requirement equal to 25.00% of the Commitment. For the year ended March 31, 2026, expenses incurred by the Fund related to the Credit Facility were $7.2 million.

As of March 31, 2026, the Fund had outstanding borrowings of $200.0 million. The carrying value of the outstanding borrowings approximates fair value due to the variable interest rate and would be categorized in Level 3 of the fair value hierarchy. During the year ended March 31, 2026, the Credit Facility bore interest at a weighted average interest rate of 6.98% and the daily average amount of outstanding borrowings under the Credit Facility was $3.9 million.

9. Commitments and Contingencies

As of March 31, 2026, the Fund has contractual unfunded commitments to provide additional funding of $1,481.0 million to certain investments.

ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote. The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

10. Capital Share Transactions

The Fund offers four separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares, Class S Shares and Class R Shares. Each class of Shares is subject to different fees and expenses.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment in Class D Shares, Class S Shares and Class R Shares by an investor is $5,000. The minimum initial investment in any share class may be reduced at the Adviser's discretion. Investors purchasing Class S Shares may be charged a sales load up to a maximum of 3.50%. Investors purchasing Class I Shares, Class D Shares and Class R Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares daily at the Fund’s then-current NAV per share.

Subject to certain conditions, Shareholders may exchange shares from one class to another for an equivalent NAV amount of that share class.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The following table summarizes the capital share transactions for the year ended March 31, 2026 and the year ended March 31, 2025:

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from shares issued	22,704,083	$1,355,451,229	24,320,638	$1,322,288,380
Reinvestment of distributions	447,458	26,992,849	377,421	20,393,881
Repurchase of shares	(12,205,958)	(736,233,657)	(2,981,121)	(162,697,044)
Exchange of shares	82,011	4,981,165	396,609	21,661,710
Net increase (decrease)	11,027,595	$651,191,586	22,113,547	$1,201,646,927
Class D
Proceeds from shares issued	472,284	$28,011,694	535,218	$28,814,009
Reinvestment of distributions	15,084	903,908	10,752	578,505
Repurchase of shares	(82,199)	(4,907,885)	(32,822)	(1,798,826)
Exchange of shares	(1,088)	(79,101)	(170,378)	(9,327,478)
Net increase (decrease)	404,081	$23,928,616	342,770	$18,266,210
Class S
Proceeds from shares issued	7,012,342	$407,208,116	10,040,921	$531,817,713
Reinvestment of distributions	204,439	12,025,491	116,410	6,220,270
Repurchase of shares	(906,901)	(53,498,367)	(213,803)	(11,454,322)
Exchange of shares	(83,096)	(4,902,064)	247,061	13,445,867
Net increase (decrease)	6,226,783	$360,833,176	10,190,589	$540,029,528
Class R2
Proceeds from shares issued	57,639	$3,448,247	—	$—
Reinvestment of distributions	—	—	—	—
Repurchase of shares	—	—	—	—
Exchange of shares	—	—	—	—
Net increase (decrease)	57,639	$3,448,247	—	$—
Class T1
Proceeds from shares issued	—	$—	171,870	$9,003,754
Reinvestment of distributions	—	—	2,991	159,080
Repurchase of shares	—	—	(14,657)	(768,519)
Exchange of shares	—	—	(478,756)	(25,780,099)
Net increase (decrease)	—	$—	(318,552)	$(17,385,784)

[1]	On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.
[2]	Class R commenced operations on January 2, 2026 at a net asset value per share of $59.58.

Subject to the Board’s discretion, the Fund offers a quarterly share repurchase program where the total aggregate amount of Share repurchases will be up to 5.00% of the Fund’s outstanding Shares each quarter. It is expected that the Adviser will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to typically occur on March 15, June 15, September 15 and December 15 of each year, although the Adviser may not recommend, and the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

amount of a Share repurchase requested by a Shareholder. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. For the September 15, 2025 repurchase, the Adviser recommended and the Board elected to increase the repurchase offer up to 10.00% of the Fund's outstanding Shares. For the year ended March 31, 2026 and the year ended March 31, 2025, 13,195,058 and 3,242,403 Shares were repurchased by the Fund, respectively.

11. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan ("DRIP") established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45-day period.

12. Investment Transactions

For the year ended March 31, 2026, total purchases of investments, excluding short-term investments, were $1,920.2 million. For the year ended March 31, 2026, total distributions received from investments, excluding short-term investments, were $427.3 million. For the year ended March 31, 2026, total proceeds from the Fund's sale or other disposition of investments, excluding short-term investments, amounted to $1.8 million.

13. Tax Information

The Fund has temporary differences primarily due to timing differences between book and tax treatment of partnership interests and passive foreign investment company investments held by the Fund, qualified late-year loss deferrals, as well as activity related to the Fund's Wholly-Owned Subsidiaries.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. For the tax year ended September 30, 2025, the Fund recognized a permanent book to tax difference of $31,296 resulting primarily from distributions in excess. This permanent book to tax difference has been reclassified to paid-in capital and has no effect on the net assets or net asset value per share of the Fund.

For the tax year ended September 30, 2025, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Current year late-year loss deferral	$(11,680,988)
Net tax appreciation (depreciation)	974,944,408
Other temporary differences	(748,080)
Total distributable earnings (accumulated loss)	$962,515,340

The tax character of Subchapter M distributions declared for the fiscal years ended March 31, 2026 and March 31, 2025 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
2026	$4,514,958	$57,379,023
2025	$8,643,271	$33,875,316

The tax character of Subchapter M distributions for the tax year ended September 30, 2025 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains
2025	$13,354,952	$31,152,714

The Fund is designating a portion of its distributions as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), for the tax year ending September 30, 2025.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2026

For the tax year ended September 30, 2025, the Fund's deferred, on a tax basis, qualified late year losses are as follows:

Ordinary income	$10,239,513
Net capital gains	$1,441,475

As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$1,233,335,917
Gross unrealized depreciation	(162,890,327)
Net unrealized appreciation (depreciation) on investments	$1,070,445,590
Tax cost of investments	$4,914,773,912

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments.

The Fund recorded a provision for current income tax expense of $873,150 for the year ended March 31, 2026.

The deferred income tax is computed by applying the federal statutory income tax rate of 21.0% to net investment income, realized and unrealized gains (losses) on investments before taxes. As of March 31, 2026, the Fund has a deferred tax liability of $22.9 million.

As of March 31, 2026, the Fund had no uncertain tax positions for federal, state or local income tax purposes. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as a component of income tax expense in the Consolidated Statement of Operations. For the year ended March 31, 2026, the Fund did not incur any interest or penalties.

14.	Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

15.	Subsequent Events

On May 12, 2026, the Fund commenced a repurchase offer in an amount up to 5.00% of outstanding shares with a valuation date of June 16, 2026.

On April 22, 2026, SPRIM Holdings LLC extended the maturity of the Credit Facility through April 22, 2028 and the commitment fee was increased to 0.70% per annum.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet or may be of such a nature that disclosure will keep the financial statements from being misleading. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Markets

Trustees and Officers (unaudited)

March 31, 2026

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees

Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Terry Prather Birth Year: 1955	Trustee	Indefinite Length - Since May 2024	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	5	None
Tracy Schmidt Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (since 2018)	5	None
Ron Sturzenegger Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	5	Director of KBS Real Estate Investment Trust II, Inc. (since 2019), and KBS Real Estate Investment Trust III, Inc. (since 2019)

Interested Trustees

Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Tom Sittema Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length - Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020) Managing Director, RiverBridge Capital (Since 2018)	5	None
Bob Long Birth Year: 1962	Trustee	Indefinite Length - Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	5	None

StepStone Private Markets

Trustees and Officers (unaudited) (continued)

March 31, 2026

Executive Officers

Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Bob Long Birth Year: 1962	President and Principal Executive Officer	Indefinite Length – Since Inception	See above
Kimberly Zeitvogel Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since January 2023	Partner, StepStone Group Private Wealth LLC (Since 2020)
Tim Smith Birth Year: 1968	Vice President	Indefinite Length – Since November 2023	CFO and COO, StepStone Group Private Wealth LLC (Since 2019)
Dean Caruvana Birth Year: 1988	Secretary and Chief Compliance Officer	Indefinite Length — Since August 2023	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

1 The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

2 Each Trustee or Officer serves an indefinite term, until his or her successor is elected.

3 This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

March 31, 2026

At an in-person meeting of the Board of Trustees (the “Board”) of StepStone Private Markets (the “Fund”) held on February 11, 2026 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the continuation of each of the following: (i) an investment advisory agreement by and between StepStone Group Private Wealth LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); and (ii) a separate sub-advisory agreement by and among StepStone Group LP (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).

In connection with their consideration of whether to approve the continuation of the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees and other expenses, including information comparing the management fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s profitability with respect to the Agreements; (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Funds (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Funds on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Fund's investment performance over relevant time periods; (iii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iv) the Advisers’ financial results and financial condition; (v) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (vi) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In determining whether to approve the continuation of the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement. The Board considered the responsibilities of the Adviser under the Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and appropriate for the Fund.

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that the Adviser is a wholly owned subsidiary of the Sub-Adviser and leverages the infrastructure of the Sub-Adviser to support its operations, which includes working closely with key personnel of the Sub-Adviser. After consideration of these factors, the Board determined that the Adviser is an appropriate investment adviser for the Fund.

StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

March 31, 2026

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, the investment performance of the Peer Group and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2025 regarding the performance of all discretionary funds and discretionary separate accounts (across private equity, real estate and private debt) managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the Advisory Agreement, including as compared with the fees and expenses of certain unaffiliated closed-end funds operated as tender offer funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). The Board considered information about the Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the management fees and expenses, the Board considered the Fund’s management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management fees were below the Peer Group’s average.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.

Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered the responsibilities of the Sub-Adviser under the Sub-Advisory Agreement and the services provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser are satisfactory and appropriate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. It was noted that the Sub-Adviser was a global private markets specialist overseeing (together with its related advisers) approximately $771 billion of private capital allocations, including approximately $209 billion of assets under management as of September 30, 2025. The Board discussed with the Sub-Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser is an appropriate Sub-Adviser to the Fund.

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, the investment performance of the Peer Group and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2025 regarding the performance of all discretionary funds and

StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

March 31, 2026

discretionary separate accounts (across private equity, real estate and private debt) managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board reviewed the fees paid under the Sub-Advisory Agreement, which the Board noted are paid by the Adviser, not by the Fund. The Board considered information about the Sub-Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information, noting that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub-Adviser’s ability to market its services and win such mandates.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision on the approval of the continuation of the Agreements. In reaching this conclusion, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. Based on the discussions and considerations at the Meeting, the Board, including the Independent Trustees, voted to approve the continuation of the Agreements.

StepStone Private Markets

Other Information

March 31, 2026 (unaudited)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 772-7724 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov, or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Markets

Privacy Notice (unaudited)

March 31, 2026

STEPSTONE GROUP PRIVATE WEALTH LLC PRIVACY POLICY

Data privacy is a primary concern for each of StepStone Group LP (“SSG”), StepStone Group Private Wealth LLC (“SPW”), StepStone Group Real Assets LP (“SIRA”), StepStone Group Real Estate LP (“SRE”), StepStone Group Private Debt LLC (“SPD”), and StepStone Group Private Debt AG (“SPD AG”) together with their affiliates and related entities (collectively, “StepStone”). This data privacy notice (the “Notice”) details StepStone’s practices for collecting, using, and disclosing the personal information of clients and others, to both affiliates of SSG, SPW, SIRA, SRE, SPD, and SPD AG as applicable, and nonaffiliated third parties. Recipients of this Notice include, among others, current clients and investors, prospective clients, visitors to our websites, former clients, employees of managers with whom StepStone has conducted business, customers, as defined by Regulation S-P, and employees of StepStone or any of StepStone’s affiliates (each a “Notice Recipient”). For purposes of this Notice, an affiliate is an entity that (i) controls SSG, SPW, SIRA, SRE, SPD, or SPD AG, (ii) is controlled by SSG, SPW, SIRA, SRE, SPD, or SPD AG, or (iii) is under common control with SSG, SPW, SIRA, SRE, SPD, or SPD AG. Nonaffiliated third parties are parties who are not affiliates of any of SSG, SPW, SIRA, SRE, SPD, or SPD AG.

Confidentiality of Personal Information

StepStone maintains reasonable physical, electronic and procedural safeguards to guard a Notice Recipient’s personal information. StepStone endeavors to procure that third parties that handle information agree to abide by confidentiality obligations, and use personal information only in accordance with the purpose for which it is shared. In addition, StepStone employees are trained to handle a Notice Recipient’s information properly in order to maintain its security, and only employees who reasonably need to know personal information about a Notice Recipient to provide services to such Notice Recipient are designed to have access to such information.

Categories of Personal information that StepStone Collects

StepStone collects personal information about Notice Recipients from the following sources: (i) information it receives from Notice Recipients on applications or other forms, including contact forms and application forms; (ii) information about Notice Recipients’ transactions with StepStone, its affiliates, or others; and (iii) information collected automatically from website visitors.

StepStone is a data controller within the meaning the General Data Protection Regulation (“GDPR”), the Swiss Federal Act on Data Protection (“FADP”) and other applicable data protection legislation in force in the European Economic Area (“EEA”), and a business within the meaning of the California Consumer Privacy Act of 2018 (“CCPA”) and undertakes to hold any personal information provided in accordance with EEA data protection legislation, the CCPA, the Australian Privacy Act 1988, or any other applicable privacy law.

Use of Your Personal Information

Personal information will be used by StepStone for the following purposes:

•	to respond to and communicate with you;
•	to provide the services you request and manage our relationship with you;
•	to manage and administer holdings in StepStone managed or advised funds, separately managed accounts, advisory engagements and any related business relationships (and, in each case, the investments made pursuant thereto) on an ongoing basis in accordance with the terms agreed between a Notice Recipient and SSG, SPW, SIRA, SRE, SPD, or SPD AG, as applicable;
•	to provide user and technical support;
•	to carry out statistical analysis and market research; and
•	to comply with legal and regulatory obligations applicable to the Notice Recipient, StepStone or its managed or advised funds, separately managed accounts, advisory engagements or any related business relationship with the Notice Recipient from time to time, including applicable anti-money laundering and counter terrorist financing legislation, investor qualification legislation and tax legislation.

To understand our practices regarding information that is collected automatically from visitors to our website, please review our Cookie Consent Policy.

We only use personal information in connection with StepStone’s legitimate business interests and accordingly Notice Recipients’ specific consent is not required.

Job Applicants

StepStone Private Markets

Privacy Notice (unaudited) (continued)

March 31, 2026

If you apply for a job with us, we will collect additional information in connection with your application. This may include:

•	Name and contact information;
•	Username and password;
•	Work authorization status;
•	Resume, CV, cover letter, work experience, and education information;
•	Skills;
•	Professional and work-related licenses, permits, and certifications held;
•	Reference-related information; and
•	Any other information that is publicly available or that you elect to provide to us.

Such information may be collected from you directly, from your references, from your prior employers, or from your places of education. We will only use this information to evaluate your candidacy, including by processing your application, assessing your qualifications, corresponding with you, and complying with legal obligations.

Disclosure of Personal information to Affiliates

StepStone generally may share all of a Notice Recipient’s personal information with StepStone’s affiliates, provided that such affiliates will be obligated to keep such personal information confidential to the same extent as StepStone. StepStone shares information with its affiliates in order to serve its Notice Recipients better, including for business continuity purposes. If a Notice Recipient prefers that StepStone not disclose personal information about such Notice Recipient to its affiliates, such Notice Recipient may opt out of those general disclosures; that is, such Notice Recipient may direct StepStone not to make such disclosures (other than disclosures permitted or required by applicable law or otherwise permitted by StepStone’s privacy policy). However, notwithstanding any such opt-out, StepStone will be permitted to disclose personal information to its affiliates to the extent necessary or appropriate for such affiliates to perform services for the benefit of the Notice Recipient.

Disclosure of Personal information to Non-Affiliates

StepStone does not sell, share, or market a Notice Recipient’s personal information to nonaffiliated third parties. StepStone’s intent is to respect the Notice Recipients’ expectations that their personal information will be kept confidential. However, in order to serve the Notice Recipients better, StepStone will disclose personal information to nonaffiliated third parties (including service providers to StepStone) to the extent necessary or appropriate for such third parties to perform services for the benefit of the Notice Recipient. In addition, StepStone only shares personal information with unaffiliated third parties if StepStone believes that such personal information will be kept confidential by such third parties after such disclosure, and that the third parties will use the personal information only for the purposes identified by contract between StepStone and the nonaffiliated third party.

StepStone may also disclose information:

•	In connection with any merger, sale of stock or assets, financing, acquisition, divestiture, or dissolution of all or a portion of our business; and
•	If we believe that disclosure is reasonably necessary to: (a) comply with any applicable law, regulation, legal process or governmental request; (b) enforce or comply with our Terms of Use or other applicable agreements or policies, (c) protect our rights or property, or the security or integrity of our services, or (d) protect us, users of our services or the public from harm or potentially prohibited or illegal activities.

Except as required by applicable law and described in this privacy notice, StepStone will not share any other personal information about a Notice Recipient with its affiliates or nonaffiliated third parties.

Personal information of Former Investors and Prospective Clients

This Notice and StepStone’s policy regarding treatment of personal information of Notice Recipients also apply to former clients, business prospects, potential clients and current and former employees.

Disclosure of Personal information outside the EEA (excluding Switzerland)

Personal information may be transferred to countries which may not have the same or equivalent data protection laws as that required under EEA data protection legislation. Any such transfer will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into Model Contractual Clauses (as published by the European Commission). For more information on the means of transfer of data or a copy of the relevant safeguards, please contact us at privacy@stepstonegroup.com.

StepStone Private Markets

Privacy Notice (unaudited) (continued)

March 31, 2026

Pursuant to EEA data protection legislation, investors have the right to object to processing of personal information and a number of other rights which may be exercised in certain circumstances, i.e.:

•	the right of access to personal information held;
•	the right to amend and rectify any inaccuracies in personal information held;
•	the right to erase personal information held;
•	the right to data portability of personal information held; and
•	the right to request restriction of the processing of personal information.

These rights will be exercisable, subject to limitations as provided for in EEA data protection legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Rights for California Residents

The California Consumer Privacy Act of 2018, California Civil Code Sections 1798.100 et seq. (CCPA) additionally affords data protection rights to persons who are California residents. California residents, please see our California Consumer Privacy Act Disclosures here.

Rights for Swiss and Australian Residents

Personal information may be transmitted to StepStone’s affiliates and non-affiliates outside of Switzerland or Australia (as described in the sections on disclosure above). The countries in which personal information may be transmitted are the following: Australia; Brazil; Canada; Chile; China; Germany; Ireland; Italy; Japan; Kingdom of Saudi Arabia; Korea; Luxembourg; Malaysia; Mexico; Netherlands; Singapore; Spain; Switzerland; the United States; United Arab Emirates; and the United Kingdom. Any such transfers will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into a data transfer agreement or Model Contractual Clauses (as published by the European Commission and for Switzerland with the Swiss Addendum).

Pursuant to Australian privacy legislation, a Notice Recipient has the right of access to personal information held and the right to amend and rectify any inaccuracies in personal information held.

These rights will be exercisable, subject to limitations as provided for in Australian privacy legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Retention of Personal Information

Please note that personal information may be retained by StepStone for the duration of a Notice Recipient’s investment or engagement with StepStone, and afterwards in accordance with StepStone’s legal and regulatory obligations and policies.

Links to Other Sites

Our websites may contain links to other sites. Please be aware that we are not responsible for the content or privacy practices of such other sites. We encourage our users to be aware when they leave our site and to read the privacy statements of any other linked sites that collect personal information.

Contact Us

For queries, requests, complaints or comments in respect of this Notice, or the way in which StepStone uses personal information, or if you need to access the policy in an alternative format due to a disability, please contact us at privacy@stepstonegroup.com, fill out our Contact Us form available on our website, or call +1-888-995-0350. StepStone will verify your identity using at least two data points and try to respond to you as soon as possible. You may also authorize an agent to submit a request on your behalf, so long as you provide the authorized agent written permission to request on your behalf, and your authorized agent is able to verify their identity with us.

Note that Notice Recipients have the right to lodge a complaint with the appropriate regulator.

Changes to Privacy Policy

StepStone may modify its privacy policy at any time. If we make any changes to this Privacy Policy, we will provide notice of such changes, as appropriate (e.g., on our website or by an email notification to the address you have provided).

Investment Adviser and Administrator

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202

www.stepstonepw.com

Investment Sub-Adviser

StepStone Group LP
4225 Executive Square, Suite 1600
La Jolla, California 92037

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor

Distribution Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) StepStone Private Markets (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $0.60 million and $0.49 million, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.03 million and $0.02 million, respectively. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.53 million and $0.25 million, respectively. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the years ended March 31, 2026 and March 31, 2025 were $0.73 million and $3.06 million, respectively.

(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by the Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers” and each, a “Portfolio Manager”) as of the date of this filing:

Thomas Keck

Mr. Keck leads the Sub-Adviser’s global research activities and the development of SPITM, the Sub-Adviser’s proprietary research database. He is also involved in the Sub-Adviser’s environmental, social and governance and risk management initiatives.

Prior to co-founding the Sub-Adviser, Mr. Keck was a managing director at Pacific Corporate Group, a private equity investment firm that oversaw over $15 billion of private equity commitments for institutional investors. Before that he was a principal with Blue Capital, a middle market buyout firm.

Mr. Keck graduated cum laude with a BA from the George Washington University and received his MBA with high honors from the University of Chicago Booth School of Business. He served in the US Navy as a Naval Flight Officer, receiving numerous decorations flying EA-6Bs off the USS Nimitz (CVN-68).

Michael Elio

Mr. Elio is a member of the Sub-Adviser’s private equity team, focusing on middle-market buyouts and secondary funds. He is also involved in advisory and portfolio management activities.

Prior to joining the Sub-Adviser in 2014, Mr. Elio was a managing director at ILPA, where he led programs around research, standards and industry strategic priorities. Before that he was a partner and managing director at LP Capital Advisors where he led the firm’s Boston office and served as the lead consultant to North American and European institutional investors. Mr. Elio was the primary consultant for many of the firm’s largest clients including public and private pension plans committing more than $5 billion annually.

John Kettnich

Mr. Kettnich is a member of the private equity team, focusing on secondary investments. He is also involved in various portfolio management activities.

Since the Sub-Adviser’s inception, Mr. Kettnich has helped to build the Firm’s primary diligence and research platform, as well as its secondary investment business. He also spent time living in Beijing and London, where he focused on developing the Sub-Adviser’s international business. Before joining the Sub-Adviser in 2007, Mr. Kettnich was with PCG Capital Partners, the direct investment arm of Pacific Corporate Group, where he sourced and evaluated middle-market buyout and growth equity investments.

Mr. Kettnich graduated summa cum laude with a BBA from the University of San Diego and is a CFA charterholder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Managers

(As of March 31, 2026)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Thomas Keck	One account, $1.7	Zero accounts	One account, $2.3	Zero accounts	Two accounts, $0.4	Zero accounts
Michael Elio	One account, $1.7	Two accounts, $0.04	14 accounts, $84.4	Zero accounts	Nine accounts, $4.4	Zero accounts
John Kettnich	One account, $1.7	Zero accounts	Five accounts, $8.3	Zero accounts	13 accounts, $9.4	Zero accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (“Other Accounts”). The Sub-Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably over time; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Managers

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Sub-Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of March 31, 2026, compensation for the Portfolio Managers includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, each Portfolio Manager has an equity interest in the Sub-Adviser and indirectly benefits from the success of the Fund based on his or her ownership interest.

(a)(4) Disclosure of Securities Ownership

Portfolio Manager Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Securities Beneficially Owned by Portfolio Manager (As of March 31, 2026)
Thomas Keck	$10,001 - $50,000
Michael Elio	$10,001 - $50,000
John Kettnich	Over $1,000,000

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Markets

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President (Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President (Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer (Principal Financial Officer)

Date	June 9, 2026

* Print the name and title of each signing officer under his or her signature.